Oppenheimer
Quest Value Fund, Inc.

Prospectus dated February 23, 2000


      Oppenheimer Quest Value Fund, Inc. is a mutual fund that seeks capital appreciation as its goal. It invests mainly in common stocks and other equity securities.

                                                This Prospectus contains
                                          important information about the Fund's
                                          objective, its investment policies,
                                          strategies and risks. It also contains
                                          important information about how to buy
                                          and sell shares of the Fund and other
                                          account features. Please read this
                                          Prospectus carefully before you invest
                                          and keep it for future reference about
                                          your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

CONTENTS

            ABOUT THE FUND

            The Fund's Investment Objective and Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed


ABOUT YOUR ACCOUNT

How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class Y Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Web Site
            Retirement Plans

            How to Sell Shares
            By Mail
            By Telephone

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends, Capital Gains and Taxes

            Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks capital appreciation.


WHAT DOES THE FUND INVEST IN? The Fund invests mainly in common stocks of U.S. issuers that the portfolio management team believes are undervalued in the marketplace. The Fund may invest in other equity securities, such as preferred stocks, warrants and debt securities convertible into common stocks. Under normal market conditions, the Fund invests at least 75% of its total assets in equity securities. These investments are more fully explained in "About the Fund's Investments," below.

HOW DOES THE PORTFOLIO MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for purchase or sale by the Fund, the Fund's portfolio management team, who is employed by the Sub-Advisor, OpCap Advisors, uses a "value" approach to investing. They search for securities of companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the selection process includes the following techniques:
   o A "bottom up" analytical approach using fundamental research to focus on particular issuers before considering industry trends, evaluating each issuer's characteristics, financial results and management.
   o A search for securities of established companies believed to be undervalued and having a high return on capital, strong management committed to shareholder value, and positive cash flows.
   o Ongoing monitoring of issuers for fundamental changes in the company that might alter the portfolio management team's initial expectations about the security and might result in a decision to sell the security.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for investors seeking capital appreciation in their investment over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund emphasizing common stock investments. Since the Fund does not seek income and its income from investing will likely be small, it is not designed for investors needing an assured level of current income. Because of its focus on long-term growth, the Fund may be appropriate for a portion of a retirement plan investment. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments have risks to some degree. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors, described below. There is also the risk that poor security selection by the Sub-Advisor will cause the Fund to underperform other funds having a similar objective. As an example, the portfolio management team's "value" approach to investing could result in fewer Fund investments in stocks that become highly valued by the marketplace during times of rapid market advances. This could cause the Fund to underperform other funds that seek capital appreciation but that employ a growth or non-value approach to investing. The risks described collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its price per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund currently emphasizes investments in stocks and other equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets in which it invests. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Fund invests mainly in securities of large and medium-capitalization companies. It can also invest in small companies, which may have more volatile stock prices than larger companies.

Industry Focus. At times the Fund may increase the relative emphasis of its investments in stocks of companies in a single industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund increases the emphasis of its investments in a particular industry, its share values may fluctuate in response to events affecting that industry.


HOW RISKY IS THE FUND OVERALL? In the short term, the stock markets can be volatile, and the price of the Fund's shares can go up and down substantially. The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices. In the OppenheimerFunds spectrum, the Fund is more conservative than aggressive growth stock funds, but has greater risks than funds that invest in both stocks and bonds or in investment-grade debt securities.

      An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the last ten calendar years and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.


            Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be lower than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 15.57% (1stQ'91) and the lowest return (not annualized) for a calendar quarter was -16.76% (3rdQ'90).

 -----------------------------------------------------------------------------
 Average Annual Total                        5 Years         10 Years
 -------------------------- 1 Year           (or life of     (or life of
 Returns for the periods                     class,          class,
 ended December 31, 1999                     if less)        if less)
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Class A Shares (inception   -5.79%          17.57%          13.41%
 4/30/80)
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 S&P 500 Index              21.03%           28.54%          18.19%1
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Class B Shares (inception  -4.92%           18.15%          14.12%
 9/1/93)
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Class C Shares (inception  -1.44%           18.34%          14.09%
 9/1/93)
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Class Y Shares (inception   0.29%           12.59%          N/A
 2/16/96)
 -----------------------------------------------------------------------------
1. From 12/31/89
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2. The "life-of-class" index performance is shown from 8/31/93. 3. The "life of class" index performance is shown from 12/31/96. The Fund's average annual total returns in the table include the applicable sales charge for Classes A, B and C shares: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charges of 5% (1-year), 2% (5-years) and 1% (life of class); and for Class C, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares.

The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the S&P 500 Index, an unmanaged index of equity securities. The index performance reflects the reinvestment of income, but does not reflect transaction costs. The Fund's investments vary from securities in the index.

Fees and Expenses of the Fund

      The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended October 31, 1999.

Shareholder Fees (charges paid directly from your investment):

--------------------------------------------------------------------------------
                         Class A Shares Class B       Class C       Class Y
                                        Shares        Shares        Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Sales Charge
(Load) on purchases      5.75%          None          None          None
(as % of offering price)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as % of
the lower of the         None1          5%2           1%3           None
original offering price
or redemption proceeds)
--------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.


Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------------------------------------------------
                              Class A      Class B      Class C     Class Y
                              Shares       Shares       Shares      Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Management Fees               0.90%        0.90%        0.90%       0.90%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution and/or Service   0.50%        1.00%        1.00%       None
(12b-1) Fees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other Expenses                0.20%        0.27%        0.25%       0.43%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Annual Operating        1.60%        2.17%        2.15%       1.33%
Expenses
--------------------------------------------------------------------------------
At the request of the Board, in order to improve the performance and lower the operating expenses of the Fund, the Manager and the Sub-Advisor have voluntarily agreed to waive advisory fees at an annual rate equal to 0.05% of the Fund's average daily net assets for the quarter ending March 31, 2000. After March 31, 2000, such waiver will be at the annual rate of 0.05% or 0.10%, as the case may be, in each quarter that the Fund's trailing one year performance percentile at the end of the preceding quarter was in the fourth or fifth quintile, as the case may be. The trailing one year performance percentile will be calculated as an average of the Fund's percentiles within the Lipper Multi-Cap Value peer group for any applicable quarters of 1999, and within the Lipper Large Cap Value peer group for all applicable quarters of 2000 and each quarter thereafter during which the waiver is in effect. The foregoing waiver is voluntary and may be terminated by the Manager or the Sub-Advisor at any time. The asset-based sales charge rate for Class A shares has been voluntarily reduced from 0.25% to 0.20% of average annual net assets representing Class A shares effective January 1, 2000, to 0.15% effective January 1, 2001 and to 0.10% effective January 1, 2002. The Board can set the rate up to 0.25% of average annual net assets under the Distribution and Service Plan for Class A shares.Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays.
------------------------------------------------------------------------------

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.


      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:  1 Year         3 Years       5 Years       10 Years1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares           $728           $1,051        $1,396        $2,366
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares           $720           $   979       $1,364        $2,227
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares           $318           $   673       $1,154        $2,483
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares           $135           $   421       $   729       $1,601
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not        1 Year         3 Years       5 Years       10 Years1
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares           $728           $1,051        $1,396        $2,366
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares           $220           $   679       $1,164        $2,227
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares           $218           $   673       $1,154        $2,483
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares           $135           $   421       $   729       $1,601
--------------------------------------------------------------------------------

In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges. 1. Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among different types of investments will vary over time based upon the evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager has engaged the Sub-Advisor, OpCap Advisors, to select securities for the Fund's portfolio. The Sub-Advisor tries to reduce risks by carefully researching securities before they are purchased and by diversifying the Fund's investments. That means the Fund does not hold a substantial percentage of the stock of any one company and does not invest too great a percentage of its assets in any one issuer. Also, the Fund does not concentrate 25% or more of its investments in any one industry.

      However, changes in the overall market prices of securities and the income they pay can occur at any time. The share price of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events.


Stock Investments. The Fund invests mainly in a diversified portfolio of common stocks and other equity securities of issuers that are primarily of medium or large market capitalization, to seek capital appreciation. Equity securities include common stocks, preferred stocks and debt securities convertible into common stock. They can be securities issued by domestic or foreign companies.

      At times, the Fund may emphasize the securities of issuers in a particular industry or group of industries, or of a particular capitalization or a range of capitalizations, depending on the Sub-Advisor's judgment about market and economic conditions. Some convertible securities can be considered "equity equivalents" because of the conversion feature and their rating has less impact on the investment decision than in the case of other debt securities. Other convertible securities may behave more like other debt securities.

Foreign Investing. The Fund can buy foreign securities that are listed on a domestic or foreign stock exchange, traded in domestic or foreign over-the-counter markets, or represented by American Depository Receipts. Foreign investing has special risks, described above. The Fund can invest in emerging markets which have greater risks than developed markets, such as less developed trading markets and possibly less liquidity, unstable governments and economies, and greater risks of nationalization and restrictions on foreign ownership, making these investments more volatile than other foreign investments. The Fund will hold foreign currency only in connection with buying and selling foreign securities.

Risks of Foreign Investing. The Fund can buy securities issued by companies in developed and underdeveloped countries. While the Fund has no limits on the amounts it can invest in foreign securities, normally it does not expect to invest substantial amounts of its assets in foreign securities. While foreign securities offer special investment opportunities, there are also special risks.

      The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.


CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of Directors can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund may also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have certain risks, although some are designed to help reduce overall investment or market risks.


Debt Securities. The Fund can also invest in debt securities, such as U.S. Government securities and domestic corporate bonds and debentures. Short-term debt securities can be selected for liquidity pending the purchase of other investments or to have cash to pay for redemptions of Fund shares.

The debt securities the Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned an equivalent rating by the Sub-Advisor. The Fund's investments in debt securities, including convertible debt securities, can be above or below investment grade in credit quality. The Fund is not required to sell a security if its rating falls after the Fund buys it. However, the Sub-Advisor will monitor those investments to determine whether the Fund should continue to hold them. Rating definitions of national rating agencies are described in Appendix A to the Statement of Additional Information.

o Special Credit Risks of Lower Grade Securities. All debt securities are subject to some degree of credit risk. Credit risk relates to the ability of the issuer to meet intrest or principal payments on a security as they become due. The Fund can invest in "lower-grade" securities commonly known as "junk bonds". Those are debt securities rated below "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Rating Services or having a comparible rating by another rating organization or unrated securities assigned a comparable rating by the Sub-Advisor. However, the Fund currently does not intend to invest more than 5% of its assets in securities rated lower than "Baa3" by Moody's or "BBB-" by Standard & Poor's an currently does not hold any lower-grade debt securities.

Higher yielding lower-grade bonds, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than investment grade securities.


Money Market Instruments. For liquidity purposes, the Fund can also invest in "money market instruments." These include U.S. Government securities and high-quality corporate debt securities having a remaining maturity of one year or less. They also include commercial paper, other short-term corporate debt obligations, certificates of deposit, bankers' acceptances and repurchase agreements.

Investing In Small, Unseasoned Companies. The Fund can invest up to 15% of its total assets in securities of small, unseasoned companies. These are companies that have been in continuous operation for less than three years, counting the operations of any predecessors. These securities may have limited liquidity, which means that the Fund could have difficulty selling them at an acceptable price when it wants to. Their prices may be very volatile, especially in the short term.


Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund cannot invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager and Sub-Advisor monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Hedging. The Fund may buy and sell certain kinds of futures contracts, put and call options and forward contracts. These are all referred to as "hedging instruments." In the broadest sense, hedging instruments the Fund might use may be considered "derivative investments". In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. The Fund is not required to use hedging instruments to seek its goal and does not make extensive use of them. It does not use hedging instruments for speculative purposes, and has limits on its use of them.


Some of these strategies would hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market.

Hedging involves risk. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the hedge might be unsuccessful and the strategy could reduce the Fund's returns. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. Options trading involves the payment of premiums and has special tax effects on the Fund.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover". The Fund does not expect to engage frequently in short-term trading to try to achieve its objective. Portfolio turnover affects brokerage costs the Fund pays. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The Financial Highlights table below shows the Fund's portfolio turnover rates during prior fiscal years.


Temporary Defensive Investments. In times of adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. Generally they would be short-term U.S. Government securities and the types of money market instruments described above. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective of capital appreciation.

How the Fund Is Managed

THE MANAGER. The Manager supervises the Fund's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees paid by the Fund to the Manager and describes the expenses that the Fund pays to conduct its business. The Manager became the Fund's investment advisor on November 22, 1995.

      The Manager has been an investment advisor since January 1960. The Manager (including subsidiaries and an affiliate) managed more than $120 billion of assets as of December 31, 1999, with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.


The Manager's Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, 0.85% of the next $3.2 billion, 0.80% of the next $4 billion and 0.75% of average annual net assets in excess of $8 billion. The Fund's management fee for its last fiscal year ended October 31, 1999 was 0.90% of average annual net assets for each class of shares.
      At the request of the Board, in order to improve the performance and lower the operating expenses of the Fund, the Manager and the Sub-Advisor have voluntarily agreed to waive advisory fees at an annual rate equal to 0.05% of the Fund's average daily net assets for the quarter ending March 31, 2000. After March 31, 2000, such waiver will be at the annual rate of 0.05% or 0.10%, as the case may be, in each quarter that the Fund's trailing one year performance percentile at the end of the preceding quarter was in the fourth or fifth quintile, as the case may be. The trailing one year performance percentile will be calculated as an average of the Fund's percentiles within the Lipper Multi-Cap Value peer group for any applicable quarters of 1999, and within the Lipper Large Cap Value peer group for all applicable quarters of 2000 and each quarter thereafter during which the waiver is in effect. The foregoing waiver is voluntary and may be terminated by the Manager or the Sub-Advisor at any time.

The Sub-Advisor. On November 22, 1995, the Manager retained the Sub-Advisor to provide day-to-day portfolio management for the Fund. Prior to that date, and from the inception of the Fund, the Sub-Advisor had been the Fund's investment advisor. The Sub-Advisor has operated as an investment advisor to investment companies and other investors since its organization in 1980, and as of December 31, 1999, the Sub-Advisor or its parent Oppenheimer Capital advised accounts having assets in excess of $52.2 billion. The Sub-Adviser is located at 1345 Avenue of the Americas, 49th Floor, New York, New York 10105-4800.

      The Manager, not the Fund, pays the Sub-Advisor an annual fee under the Sub-Advisory Agreement between the Manager and the Sub-Advisor. The fee is calculated as a percentage of the fee the Fund pays the Manager. The rate is 40% of the advisory fee collected by the Manager based on the net assets of the Fund as of November 22, 1995, and 30% of the fee collected by the Manager on assets in excess of that amount.

      The Sub-Advisor is a majority-owned subsidiary of Oppenheimer Capital. Oppenheimer Capital is an indirect wholly-owned subsidiary of PIMCO Advisors, L.P. The general partners of PIMCO Advisors are PIMCO Partners, G.P., and PIMCO Advisors Holdings L.P. On October 31, 1999, PIMCO Advisors, PIMCO Advisors Holdings and Allianz AG announced that they had entered into an agreement in which Allianz will acquire majority ownership of PIMCO Advisors and its subsidiaries, including Oppenheimer Capital and the Sub-Advisor. That transaction is currently expected to be completed by the end of the first quarter of 2000. Under the Investment Company Act, the acquisition of PIMCO Advisors and its subsidiaries by Allianz could be deemed to be an "assignment" of the Sub-Advisory Agreement between the Sub-Advisor and the Manager. In that case, approval of the Fund's shareholders is needed to continue the Sub-Advisory Agreement. Proxy solicitation materials with respect to that matter have been distributed to Fund shareholders of record as of December 22, 1999. The consummation of the Allianz acquisition would be subject to, among other things, the Fund's shareholders approving the continuation of the Sub-Advisory Agreement along with approval by shareholders of other funds having similar sub-advisory arrangements with the Sub-Advisor.


Portfolio Management. Since August 11, 1999, the Fund has been managed by a portfolio management team comprised of senior investment professionals employed by the Sub-Advisor. This portfolio management ream is primarily responsible for the day-to-day management of the Fund's portfolio.


ABOUT YOUR ACCOUNT

How To Buy Shares

HOW DO YOU BUY SHARES? You can buy shares several ways, as described below. The Fund's Distributor, OppenheimerFunds Distributor Inc., may appoint certain servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

BuyingShares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.

BuyingShares Through Your Distributor.  Complete an OppenheimerFunds New Account
      Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.

o Paying By Federal Fund Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at
      1.800.525.7048 to notify the Distributor of the wire, and to receive further instructions.

o Buying Shares Through OppenheimerFunds Accountlink. With AccountLink, shares are purchased for your account by electronic fund transfers from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using )ppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.


HOW MUCH MUST YOU INVEST? You can buy Fund shares with a minimum initial investment of $1,000. You can make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

   o With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 through AccountLink.

   o Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started under an Asset Builder Plan, the $25 minimum applies. Additional purchases may be as little as $25.

   o The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.


AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Denver, Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

   Net asset value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time".

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Directors has established procedures to value the Fund's securities, in general based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the values of some of the Fund's foreign investments may change significantly on days when investors cannot buy or redeem Fund shares.

  The offering price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

Buying through a dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.


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WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
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Class A Shares.  If you buy Class A shares,  you pay an initial sales charge (on investments up to $1 million for regular accounts or $500,000 for certain retirement plans). The amount of that initial sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below. There is also an asset-based sales charge on Class A shares.
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Class B Shares.  If you buy Class B shares,  you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
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Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?" below.

Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.


WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.


      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. Of course these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice. The discussion below assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C.

o Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o Investing for the Longer Term. If you are investing less than $100,000 for the longer term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B or Class C shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Do Share Classes Affect Payment to my Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.


SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or a special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as commission. The Distributor reserves the right to reallow the entire commission to dealers. The current sales charge rates and commissions paid to dealers and brokers are as follows:


--------------------------------------------------------------------------------
                                Front-End      Front-End Sales
                                Sales Charge   Charge As a      Commission As
                                As a           Percentage of    Percentage of
Amount of Purchase              Percentage of  Net Amount       Offering Price
------------------
                                Offering Price Invested
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Less than $25,000               5.75%          6.10%            4.75%
--------------------------------------------------------------------------------
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$25,000 or more but less than   5.50%          5.82%            4.75%
$50,000
--------------------------------------------------------------------------------
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$50,000 or more but less than   4.75%          4.99%            4.00%
$100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$100,000 or more but less than  3.75%          3.90%            3.00%
$250,000
--------------------------------------------------------------------------------
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$250,000 or more but less than  2.50%          2.56%            2.00%
$500,000
--------------------------------------------------------------------------------
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$500,000 or more but less than  2.00%          2.04%            1.60%
$1 million
--------------------------------------------------------------------------------


Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more or for certain purchases by particular types of retirement plans described in Appendix C to the Statement of Additional Information. The Distributor pays dealers of record commissions in an amount equal to 1.0% of purchases of $1 million or more (other than purchases by those retirement accounts, which are not permitted in the
      Fund). For those retirement plan accounts, the commission is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, based on the cumulative purchases during the 12 months ending with the current purchase. In either case, the commission will be paid only on purchases that were not previously subject to a front-end sales charge and dealer commission.1 That commission will not be paid on purchases of shares of $1 million or more (including any right of accumulation) by a retirement plan that pays for the purchase with the redemption of Class C shares of one or more Oppenheimer funds.

      If you redeem any of those shares within an 18-month "holding period" measured from the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
      (2) the original net asset value of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information. The initial and contingent deferred sales charges are not imposed in the circumstances described in Appendix C in the Statement of Additional Information.


HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of the end of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

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                                         Contingent Deferred Sales Charge on
Years Since Beginning of Month in Which  Redemptions in That Year
Purchase Order was Accepted              (As % of Amount Subject to Charge)
--------------------------------------------------------------------------------
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0 - 1                                    5.0%
--------------------------------------------------------------------------------
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1 - 2                                    4.0%
--------------------------------------------------------------------------------
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2 - 3                                    3.0%
--------------------------------------------------------------------------------
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3 - 4                                    3.0%
--------------------------------------------------------------------------------
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4 - 5                                    2.0%
--------------------------------------------------------------------------------
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5 - 6                                    1.0%
--------------------------------------------------------------------------------
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6 and following                          None
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In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically  convert to
      Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares you hold convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the end of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

WHO CAN BUY CLASS Y SHARES? Class Y shares are sold at net asset value per share without sales charge directly to certain institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans, for example. Massachusetts Mutual Life Insurance Company, an affiliate of the Manager, may purchase Class Y shares of the Fund and other Oppenheimer funds (as well as Class Y shares of funds advised by MassMutual) for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers. Individual investors cannot buy Class Y shares directly.

      An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares and the special account features available to investors buying those other classes of shares do not apply to Class Y shares. An exception is that the time those orders must be received by the Distributor or its agents or by the Transfer Agent is the same for Class Y as for other share classes. However, those instructions must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Distribution  and  Service  Plan for  Class A  Shares.  The Fund has  adopted  a
      Distribution and Service Plan for Class A shares. Under the plan the Fund currently pays an asset-based sales charge to the Distributor at an annual rate of 0.20% of average annual net assets of Class A shares the Fund (the Board of Directors can set this rate up to 0.25%). The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of the fee and a portion of the asset-based sales charge to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor pays out the portion of the asset-based sales charge equal to 0.15% of average annual net assets representing Class A shares purchased before September 1, 1993, and 0.10% of average annual net assets representing Class A shares purchased on or after that date.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares were sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
   o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or
   o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

      You can purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310.

Purchasing Shares.  You may purchase  shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.


CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEB SITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1.800.533.3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.


RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor also offers a number of different retirement plans that can be used by individuals and employers:

Individual Retirement  Accounts  (IRAs).  These include regular IRAs, Roth IRAs,
      SIMPLE IRAs, rollover IRAs and Education IRAs.
SEP-IRAs. These are  Simplified  Employee  Pensions Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o You wish to redeem $100,000 or more and receive a check o The redemption check is not payable to all shareholders listed on the account statement
   o The redemption check is not sent to the address of record on your account statement
   o Shares are being transferred to a Fund account with a different owner or name
   o Shares are being redeemed by someone (such as an Executor) other than the owners

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
      o  a U.S. bank, trust company, credit union or savings association,
      o  a foreign bank that has a U.S. correspondent bank,
      o a U.S. registered dealer or broker in securities, municipal securities or government securities, or
      o a U.S. national securities exchange, a registered securities association or a clearing agency.

      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan  Accounts.  There are  special  procedures  to sell shares in an
      OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.852.8457.


HOW DO YOU SELL SHARES BY MAIL?   Write a letter of instructions that
includes:
   o  Your name
   o  The Fund's name
   o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered, and
   o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        Requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217-5270              Denver, Colorado 80231


HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.
   o To redeem shares through a service representative, call 1.800.852.8457 o To redeem shares automatically on PhoneLink, call 1.800.533.3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits On Amounts Redeemed By Telephone?

Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.


CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.


HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares you own, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information) and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.

      A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:
      o the amount of your account value represented by an increase in net asset value over the initial purchase price,
      o shares purchased by the reinvestment of dividends or capital gains distributions, or
      o shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information.

      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions,
(2) shares held for the holding period that applies to the class, and (3) shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund can be purchased by exchanging shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
   o Shares of the fund selected for exchange must be available for sale in your state of residence.
   o The prospectuses of both funds must offer the exchange privilege. o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
   o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
   o Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.


HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds exchange request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.


ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
   o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a "market timer" might require the Fund to sell securities at a disadvantageous time and/or price.
   o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
   o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is required by applicable law to do so, it may impose these changes at any time for emergency purposes.
   o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors at any time the Board believes it is in the Fund's best interest to do so.

Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or through AccountLink (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Sharesmay be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.

"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1.800.525.7048 to ask that copies of those materials be sent personally to that shareholder.


Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis, on a date selected by the Board of Directors. Dividends and distributions paid on Class A and Class Y shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A and Class Y. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.


WHAT ARE YOUR CHOICES FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

Reinvest  Dividends  or  Capital   Gains.   You  can  elect  to  reinvest   some
      distributions, (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving other types of distributions by check or having them sent to your bank account through AccountLink.

Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.


TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Avoid "Buying a Dividend". If you buy shares on or just before the ex-dividend date or just before the Fund declares a capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund's share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal personal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS


CLASS A      YEAR ENDED OCTOBER 31,                  1999        1998        1997       1996(1)      1995
--------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period              $21.46      $20.49      $17.30      $14.51      $12.59
--------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                         .02         .15         .11         .08         .12(2)
 Net realized and unrealized gain                    1.28        1.80        4.07        3.79        2.71
                                                   -----------------------------------------------------------
 Total income from investment operations             1.30        1.95        4.18        3.87        2.83
--------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                (.15)       (.11)       (.07)       (.10)       (.08)
 Dividends in excess of net investment income          --(3)       --          --          --          --
 Distributions from net realized gain                (.84)       (.87)       (.92)       (.98)       (.83)
                                                   -----------------------------------------------------------
 Total dividends and distributions to shareholders   (.99)       (.98)       (.99)      (1.08)       (.91)
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $21.77      $21.46      $20.49      $17.30      $14.51
                                                   -----------------------------------------------------------
                                                   -----------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(4)                 6.15%       9.87%      25.41%      28.39%      24.74%

--------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)        $906,698    $976,655    $699,230    $412,246    $282,615
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $977,120    $853,061    $560,582    $338,429    $257,240
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(5)
 Net investment income (loss)                        0.07%       0.83%       0.74%       0.58%       0.90%
 Expenses                                            1.60%       1.59%(6)    1.60%(6)    1.71%(6)    1.68%(6)
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                            62%         21%         20%         36%         36%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Less than $0.005 per share.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 5. Annualized for periods of less than one full year.
6. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $117,124,514 and $953,837,905, respectively.


                     OPPENHEIMER QUEST VALUE FUND, INC.


FINANCIAL HIGHLIGHTS CONTINUED

CLASS B     YEAR ENDED OCTOBER 31,                                    1999      1998        1997        1996(1)     1995
--------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                               $21.08    $20.17       $17.08      $14.37      $12.53
--------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                                         (.11)      .07          .05         .05         .05(2)
 Net realized and unrealized gain                                     1.26      1.76         3.97        3.71        2.69
                                                                    ------------------------------------------------------------
 Total income from investment operations                              1.15      1.83         4.02        3.76        2.74
--------------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                                 (.07)     (.05)        (.01)       (.07)        (.07)
 Dividends in excess of net investment income                           --(3)     --           --          --           --
 Distributions from net realized gain                                 (.84)     (.87)        (.92)       (.98)        (.83)
                                                                    ------------------------------------------------------------
 Total dividends and distributions to shareholders                    (.91)     (.92)        (.93)      (1.05)        (.90)
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $21.32    $21.08       $20.17      $17.08       $14.37
                                                                    ------------------------------------------------------------
                                                                    ------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(4)                                  5.51%      9.38%      24.71%      27.76%        24.08%
--------------------------------------------------------------------------------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                         $520,146   $512,885    $298,348    $111,130       $38,557
--------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                $541,440   $417,011    $200,752     $68,175       $25,393
--------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(5)
 Net investment income (loss)                                        (0.51)%     0.33%       0.25%       0.06%         0.36%
 Expenses                                                             2.17%      2.09%(6)    2.10%(6)    2.26%(6)      2.21%(6)
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                                             62%        21%         20%         36%           36%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Less than $0.005 per share.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 5. Annualized for periods of less than one full year.
6. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $117,124,514 and $953,837,905, respectively.




                     OPPENHEIMER QUEST VALUE FUND, INC.


CLASS C YEAR ENDED OCTOBER 31,                                1999         1998          1997          1996(1)         1995
---------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                       $21.07        $20.17       $17.07         $14.35         $12.52
---------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                                 (.11)         .07           .05            .04            .04(2)
 Net realized and unrealized gain                             1.26         1.75          3.98           3.71           2.70
                                                            ---------------------------------------------------------------------
 Total income from investment operations                      1.15         1.82          4.03           3.75           2.74
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                         (.06)        (.05)         (.01)          (.05)          (.08)
 Dividends in excess of net investment income                   --(3)        --            --             --             --
 Distributions from net realized gain                         (.84)        (.87)         (.92)          (.98)          (.83)
                                                            ---------------------------------------------------------------------
 Total dividends and distributions to shareholders            (.90)        (.92)         (.93)         (1.03)          (.91)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                             $21.32       $21.07        $20.17         $17.07         $14.35
                                                            ---------------------------------------------------------------------
                                                            ---------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(4)                          5.55%        9.32%        24.79%         27.73%         24.10%

---------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                $132,668       $140,461      $82,098        $29,256         $10,140
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $143,378       $116,160      $55,969        $18,099          $6,711
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(5)
 Net investment income (loss)                               (0.48)%         0.33%        0.25%          0.06%           0.31%
 Expenses                                                    2.15%          2.10%(6)     2.10%(6)       2.20%(6)        2.26%(6)
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                                    62%            21%          20%            36%             36%



1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Less than $0.005 per share.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 5. Annualized for periods of less than one full year.
6. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $117,124,514 and $953,837,905, respectively.




                      OPPENHEIMER QUEST VALUE FUND, INC.

FINANCIAL HIGHLIGHTS  CONTINUED


CLASS Y   YEAR ENDED OCTOBER 31,                              1999         1998       1997(8)
---------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                       $21.54       $20.55      $16.50
---------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                                  .08          .21         .10
 Net realized and unrealized gain                             1.28         1.83        3.95
                                                         ------------------------------------------
 Total income from investment operations                      1.36         2.04        4.05
---------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                         (.24)        (.18)         --
 Dividends in excess of net investment income                   --(3)         --         --
 Distributions from net realized gain                         (.84)        (.87)         --
                                                         ------------------------------------------
 Total dividends and distributions to shareholders            (1.08)      (1.05)         --
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                             $21.82       $21.54      $20.55
                                                         ------------------------------------------
                                                         ------------------------------------------
---------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(4)                          6.45%       10.36%      24.55%

---------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                  $14,579      $10,036      $3,086
---------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                         $12,065      $ 5,673      $1,372
---------------------------------------------------------------------------------------------------
 Ratios to average net assets:(5)
 Net investment income (loss)                                 0.32%        1.30%       1.20%
 Expenses                                                     1.33%        1.14%(6)    1.19%(6)
---------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                                     62%          21%         20%




1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Less than $0.005 per share.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 5. Annualized for periods of less than one full year.
6. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $117,124,514 and $953,837,905, respectively. 8. For the period from December 16, 1996 (inception of offering) to October 31, 1997.

                          Appendix to Prospectus of
                      Oppenheimer Quest Value Fund, Inc.

      Graphic Material included in the Prospectus of Oppenheimer Quest Value Fund, Inc. (the "Fund") under the heading "Annual Total Returns (Class A) (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the ten most recent calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear on the bar chart.

Calendar
Year                                Annual Total
Ended                               Returns


12/31/99                             -0.04%
12/31/98                              9.47%
12/31/97                            26.50%
12/31/96                            25.57%
12/31/95                            37.11%
12/31/94                              0.85%
12/31/93                              6.74%
12/31/92                            17.71%
12/31/91                            32.82%
12/31/90                             -6.86%





225\app_prospectus

OPPENHEIMER QUEST VALUE FUND, INC.


INFORMATION AND SERVICES

For More Information About Oppenheimer Quest Value Fund, Inc.: The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION
This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS
Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information:
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:

--------------------------------------------------------------------------------
By Telephone:                     Call OppenheimerFunds Services toll-free:
                                 1.800.525.7048
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
By Mail:                          Write to:
                                  OppenheimerFunds Services
                                  P.O. Box 5270
                                  Denver, Colorado 80217-5270
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
On the Internet:                  You can send us a request by e-mail
                                  or read or download documents on the
                                  OppenheimerFunds web site:
                                  www.oppenheimerfunds.com
--------------------------------------------------------------------------------

You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the EDGAR database on the SEC's Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address:
publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer. The Fund's shares are distributed by: OppenheimerFunds Distributor, Inc.

SEC File No. 811-2944
PR0225.001.0200 Printed on recycled paper.

------------------------------------------------------------------------------
Oppenheimer Quest Value Fund, Inc.
------------------------------------------------------------------------------

Two World Trade Center, 34th Floor, New York, New York 10048-0203
1-800-525-7048

Statement of Additional Information dated February 23, 2000

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated February 23, 2000. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

  Contents
                                                                        Page
  About the Fund
Additional Information About the Fund's Investment Policies and Risks..
    The Fund's Investment Policies.....................................
    Other Investment Techniques and Strategies.........................
    Investment Restrictions............................................
How the Fund is Managed ...............................................
    Organization and History...........................................
    Directors and Officers.............................................
    The Manager........................................................
Brokerage Policies of the Fund.........................................
Distribution and Service Plans.........................................
Performance of the Fund................................................

                               About Your Account
How To Buy Shares......................................................
How To Sell Shares.....................................................
How To Exchange Shares.................................................
Dividends, Capital Gains and Taxes.....................................
Additional Information About the Fund..................................

                      Financial Information About the Fund
Report of Independent Accountants......................................
Financial Statements...................................................

Appendix A: Ratings Definitions........................................ A-1
Appendix B: Corporate Industry Classifications......................... B-1
Appendix C: Special Sales Charge Arrangements and Waivers.............. C-1

------------------------------------------------------------------------------
A B O U T  T H E  F U N D
------------------------------------------------------------------------------

    Additional Information About the Fund's Investment Policies and Risks

      The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund invests in. Additional information is also provided about the Fund's investment Manager, OppenheimerFunds, Inc., and the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Sub-Advisor, OpCap Advisors, may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

      In selecting securities for the Fund's portfolio, the Sub-Advisor evaluates the merits of particular securities primarily through the exercise of its own investment analysis. In the case of corporate issuers, that process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business (and those of competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer. In the case of foreign securities, the Sub-Advisor may also consider the conditions of a particular country's economy in relation to the U.S. economy or other foreign economies, general political conditions in a country or region, the effect of taxes, the efficiencies and costs of particular markets and other factors when evaluating the securities of issuers in a particular country.

      |X| Investments in Equity Securities. The Fund does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and while it emphasizes securities of medium and large-capitalization issuers, the Fund can also invest in securities of small-capitalization issuers. At times, the Fund may increase the relative emphasis of its equity investments in securities of one or more capitalization ranges, based upon the Sub-Advisor's judgment of where the best market opportunities are to seek the Fund's objective. At times, the market may favor or disfavor securities of issuers of a particular capitalization range, and securities of small-capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund has substantial investments in smaller-capitalization companies at times of market volatility, the Fund's share price could fluctuate more than that of funds focusing on larger-capitalization issuers.

            |_| Value Investing. In selecting equity investments for the Fund's portfolio, the portfolio manager currently uses a value investing style. In using a value approach, the portfolio manager seeks stock and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios. This approach is subject to change and may not necessarily be used in all cases. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, in the hope that the Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.

      Using value investing requires research as to the issuer's underlying financial condition and prospects. Some of the measures used to identify these securities include, among others:
      |_| Price/Earnings ratio, which is the stock's price divided by its earnings per share. A stock having a price/earnings ratio lower than its historical range, or the market as a whole or that of similar companies may offer attractive investment opportunities. |_| Price/book value ratio, which is the stock price divided by the book value of the company per share, which measures the company's stock price in relation to its asset value.
      |_| Dividend Yield is measured by dividing the annual dividend by the stock price per share. |_| Valuation of Assets which compares the stock price to the value of the company's underlying assets, including their projected value in the marketplace and liquidation value.

            |_| Preferred Stocks. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which can also have a negative impact on prices when interest rates decline. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

            |_| Rights and Warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

            |_| Convertible Securities. Convertible securities are debt securities that are convertible into an issuer's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

      The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security: it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.

      While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Sub-Advisor more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Sub-Advisor's investment decision with respect to convertible securities than in the case of non-convertible debt fixed income securities. To determine whether convertible securities should be regarded as "equity equivalents," the Sub-Advisor may consider the following factors:
(1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and
(3) the extent to which the convertible security may be a defensive "equity substitute,"
         providing the ability to participate in any appreciation in the price of the issuer's common stock.

      |X| Foreign Securities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. The Fund can purchase equity and debt securities issued by foreign companies or foreign governments or their agencies.

      Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are subject to some of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Fund can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

            |_| Foreign Debt Obligations. The debt obligations of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. The Fund can buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development bank and the Inter-American Development Bank.

      The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

            |_| Risks of Foreign  Investing.  Investments in foreign  securities
may  offer  special   opportunities  for  investing  but  also  present  special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are: o reduction of income by foreign taxes; o fluctuation in value of foreign investments due to changes in currency rates or
            currency control  regulations (for example,  currency  blockage);  o transaction charges for currency exchange; o lack of public information about foreign issuers; o lack of uniform accounting, auditing and financial reporting standards in foreign
                  countries   comparable  to  those   applicable  to  domestic
issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
            greater  volatility and less liquidity on foreign  markets than in the U.S.;
o less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased  risks of delays in  settlement of portfolio  transactions  or loss of
            certificates for portfolio securities;
o     possibilities   in  some   countries  of   expropriation,   confiscatory
         taxation, political,
                  financial  or  social   instability  or  adverse  diplomatic
developments; and
o     unfavorable   differences   between   the  U.S.   economy   and  foreign
         economies.

      In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

            |_| Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The
Sub-Advisor will consider these factors when evaluating securities in these markets.

      |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100% annually. The Fund's portfolio turnover rate will fluctuate from year to year, but the Fund does not expect to have a portfolio turnover rate of 100% or more. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

      |X| Investments in Debt Securities. The Fund can invest in convertible securities and can also invest in bonds, debentures and other debt securities, including U.S. Government securities, for liquidity or defensive purposes. Because the Fund currently emphasizes investments in equity securities, such as stocks, it is not anticipated that more than 25% of the Fund's assets will be invested in debt securities under normal market conditions.

      |_| Credit Risk. The Fund's debt investments can include investment-grade and non-investment-grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., at least "BBB" by Standard & Poor's Rating Service or Duff & Phelps, Inc., or have comparable ratings by another nationally recognized statistical rating organization. In making investments in debt securities, the Sub-Advisor may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If the securities are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Sub-Advisor to be of comparable quality to bonds rated as investment grade by a rating organization. The debt security ratings definitions of the principal ratings organizations are included in Appendix A to this Statement of Additional Information.
      |_| Interest Rate Risk. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.


      |_| U.S. Government Securities. Obligations of U.S. Government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality.

      All U.S. Treasury obligations are backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in U.S. Government securities of such agencies and instrumentalities only when the Sub-Advisor is satisfied that the credit risk with respect to such instrumentality is minimal.

      |_| Special Risks of Lower-Grade Securities. While it is not anticipated that the Fund currently will invest more than 5% of its total assets in lower-grade debt securities, the Fund can invest a portion of its assets in these securities. Because lower-rated securities tend to offer higher yields than investment grade securities, the Fund may invest in lower-grade securities if the Sub-Advisor is trying to achieve greater income (and, in some cases, the appreciation possibilities of lower-grade securities might be a reason they are selected for the Fund's portfolio).

      "Lower-grade" debt securities are those rated below "investment grade" which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Duff & Phelps, or similar ratings by other rating organizations. If they are unrated, and are determined by the Sub-Advisor to be of comparable quality to debt securities rated below investment grade, they are included in limitation on the percentage of the Fund's assets that can be invested in lower-grade securities. The Fund can invest in securities rated as low as "C" or "D" although the Fund does not intend to invest in securities that are in default at the time the Fund buys them.

      Some of the special credit risks of lower-grade securities are discussed in the Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

      However, the Fund's limitations on these investments may reduce some of the risks to the Fund, as will the Fund's policy of diversifying its investments. Additionally, to the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics.

      |X| Money Market Instruments. The following is a brief description of the types of money market securities the Fund can invest in. Those money market securities are high-quality, short-term debt instruments that are issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

            |_|  U.S.   Government   Securities.   These  include  obligations
issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

            |_| Bank Obligations. The Fund may buy time deposits, certificates of deposit and bankers' acceptances. Time deposits, other than overnight deposits, may be subject to withdrawal penalties and, if so, they are deemed to be "illiquid" investments.

      The Fund can purchase bank obligations that are fully insured by the Federal Deposit Insurance Corporation. The FDIC insures the deposits of member banks up to $100,000 per account. Insured bank obligations may have a limited market and a particular investment of this type may be deemed "illiquid" unless the Board of Directors of the Fund determines that a readily-available market exists for that particular obligation, or unless the obligation is payable at principal amount plus accrued interest on demand or within seven days after demand.

            |_| Commercial Paper. The Fund can invest in commercial paper, if it is rated within the top two rating categories of Standard & Poor's and Moody's. If the paper is not rated, it may be purchased if issued by a company having a credit rating of at least "AA" by Standard & Poor's or "Aa" by Moody's.

      The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

            |_| Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

      Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

      The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus. The Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.

      |X| Investing in Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained.

      |X| Investing in Other Investment Companies. The Fund can invest up to 10% of its total assets in shares of other investment companies. It can invest up to 5% of its total assets in any one investment company (but cannot own more than 3% of the outstanding voting stock of that company). These limits do not apply to shares acquired in a merger, consolidation, reorganization or acquisition of another investment company. Because the Fund would be subject to its ratable share of the other investment company's expenses, the Fund will not make these investments unless the Sub-Advisor believes that the potential investment benefits justify the added costs and expenses.

      |X| When-Issued and Delayed-Delivery Transactions. The Fund can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" or "forward commitment" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Sub-Advisor before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

The Fund will engage in when-issued transactions to secure what the Sub-Advisor considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Sub-Advisor considers to be advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

      When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes.
      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Directors from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Sub-Advisor will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      |X| Illiquid and Restricted Securities. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The  Fund  may  also  acquire   restricted   securities   through  private
placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      |X| Loans of Portfolio Securities. The Fund can lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. It may do so to try to provide income or to raise cash or income for liquidity purposes. These loans are limited to not more than 10% of the value of the Fund's total assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities.

      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X| Borrowing for Leverage. The Fund has the ability to borrow up to one-third of the value of its net assets from banks on an unsecured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as "leverage." The Fund may borrow only from banks. Under current regulatory requirements, borrowings can be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow. Currently, the Fund does not contemplate using this technique.

      |X| Hedging. Although the Fund can use hedging instruments, it is not obligated to use them in seeking its objective. It does not currently contemplate using them to any significant degree. The Fund might use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund could:
      |_|  sell futures contracts,
      |_| buy puts on such futures or on securities, or |_| write covered calls on securities or futures.

      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so, the Fund could:
      |_|  buy futures, or
      |_|  buy calls on such futures or on securities.

      The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

      |_| Futures.  The Fund can buy and sell futures  contracts  that relate to
(1) broadly-based stock indices (these referred to as "stock index futures"), and (2) foreign currencies (these are referred to as "forward contracts").

      A broadly-based stock index is used as the basis for trading stock index futures. In some cases these indices may be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      |_| Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded put and call options on broadly-based stock indices.

            |_| Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. For stock index options, that means the call must be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. Settlement for puts and calls on broadly-based stock indices is in cash. Gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally).

      When the Fund writes a call, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the escrowed assets in escrow until the call expires or is exercised.

            |_| Writing Put Options. The Fund can sell put options on stock indices. If the Fund writes a put, the put must be covered by segregated liquid assets. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to settle the transaction in cash with the buyer of the put at the exercise price, even if the value of the underlying investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to settle in cash at the exercise price. That price will usually exceed the market value of the investment at that time.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to settle the transaction in cash at the exercise price. The Fund has no control over when it may be required to settle the transaction, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

            |_| Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date.

      If the Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the stock index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference.

      When the Fund buys a put on a stock index, it pays a premium. It has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the stock index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

      When the Fund purchases a put on a stock index, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can resell the put. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

      |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Sub-Advisor uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments. The Fund's option activities may affect its costs.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures or calls on broadly-based indices. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market may decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

      |_| Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess.

      As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases, the Sub-Advisor might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

      |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same Advisor as the Fund (or an Advisor that is an affiliate of the Fund's Advisor or Sub-Advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by the Fund's custodian bank.

      |_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:
1. gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
2. gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

                             Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Directors can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

      |_| The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer. This limitation applies to 75% of the Fund's total assets.

      |_| The Fund cannot purchase more than 10% of the voting securities of any one issuer. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities.

      |_| The Fund cannot purchase more than 10% of any class of security of any issuer. All outstanding debt securities and all preferred stock of an issuer are considered to be one class. This restriction does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities.

      |_| The Fund cannot lend money except in connection with the acquisition of debt securities which the Fund's investment policies and restrictions permit it to purchase. The Fund may also make loans of portfolio securities, subject to the restrictions stated under "Loans of Portfolio Securities."

      |_| The Fund cannot its concentrate investments. That means it cannot invest 25% or more of its total assets in any industry. However, there is no limitation on investments in U.S. Government Securities. Moreover, if deemed appropriate for seeking its investment objective, the Fund may invest less than (but up to) 25% of its total assets (valued at the time of investment) in any one industry classification used by the Fund for investment purposes.

      |_| The Fund cannot invest in real estate or in interests in real estate (including limited partnership interests). However, the Fund can purchase readily-marketable securities of companies holding real estate or interests in real estate.

      |_| The Fund cannot invest in companies for the primary purpose of acquiring control or management of those companies. However, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective and restrictions as the Fund.

      |_| The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio. The Fund may also invest all of its investable assets in an open-end management investment company with substantially the same investment objective and restrictions as the Fund.

      |_| The Fund cannot invest in or hold securities of any issuer if officers and directors of the Fund or its Manager or Sub-Advisor individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

      |_| The Fund cannot invest in physical commodities or physical commodity contracts. However, the Fund may buy and sell hedging instruments to the extent specified in its Prospectus and Statement of Additional Information from time to time. The Fund can also buy and sell options (subject to the restrictions in its other fundamental policies), futures, and securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.

      |_| The Fund cannot write, purchase or sell puts, calls or combinations of puts and calls on individual stocks. However, the Fund may purchase or sell exchange-traded put and call options on stock indices to protect the Fund's assets.

|_| The Fund cannot borrow money in excess of one third of the value of the Fund's total assets. The Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.

|_| The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      |_| The Fund cannot pledge, mortgage or hypothecate any of its assets.

      |X| Does the Fund Have Any Restrictions That Are Not Fundamental? The Fund has a number of other investment restrictions that are not fundamental policies, which means that they can be changed by the Board of Directors without shareholder approval.

      |_| The Fund cannot invest in interests in oil, gas or other mineral exploration or development programs or leases.

      |_| The Fund cannot purchase securities on margin or make short sales.

      |_| The Fund cannot make loans to any person or individual. However, the Fund may lend its portfolio securities as described in the Prospectus or Statement of Additional Information.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.
      For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

                             How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company organized as a Maryland corporation in 1979.

      The Fund is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      |X| Classes of Shares. The Board of Directors has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares: Class A, Class B, Class C and Class Y. All classes invest in the same investment portfolio. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      The Directors are authorized to create new series and classes of shares. The Directors may reclassify unissued shares of the Fund or its series or classes into additional series or classes of shares. The Directors also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      |X| Meetings of Shareholders. Although the Fund is not required by Maryland law to hold annual meetings, it may hold shareholder meetings from time to time on important matters. The Fund's shareholders have the right to call a meeting to remove a Director or to take certain other action described in the Articles of Incorporation of the Fund's parent corporation.

      The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. The Fund will hold a meeting when the Directors call a meeting or upon proper request of shareholders. If the Fund receives a written request of the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting to call a meeting for a specified purpose (which might include the removal of a Director), the Fund will call a meeting of shareholders for that specified purpose.

      Shareholders of the different classes of the Fund vote together in the aggregate on certain matters at shareholders' meetings. Those matters include the election of Directors and ratification of appointment of the independent auditors. Shareholders of a particular series or class vote separately on proposals that affect that series or class. Shareholders of a series or class that is not affected by a proposal are not entitled to vote on the proposal. For example, only shareholders of a particular series vote on any material amendment to the investment advisory agreement for that series. Only shareholders of a particular class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect only that class.

Directors and Officers of the Fund. The Fund's Directors and officers and their principal occupations and business affiliations during the past five years are listed below. Directors denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Directors are also trustees, directors or managing general partners of the following Oppenheimer funds:

Oppenheimer Quest Value Fund, Inc.,
Oppenheimer Quest For Value Funds, a series fund having the following series:
    Oppenheimer Quest Small Cap Value Fund,
    Oppenheimer Quest Balanced Fund and
    Oppenheimer Quest Opportunity Value Fund,
Oppenheimer Quest Global Value Fund, Inc.,
Oppenheimer Quest Capital Value Fund, Inc.,
Rochester Portfolio Series, a series fund having one series: Limited-Term New York Municipal
               Fund,
Rochester Fund Municipals,
Bond Fund Series, a series fund having one series: Oppenheimer Convertible Securities Fund, and Oppenheimer MidCap Fund

    Ms. Macaskill and Messrs. Bishop, Darling, Donohue, Farrar, Wixted and Zack, who are officers of the Fund, respectively hold the same offices of the
Oppenheimer funds listed above. As of January 14, 2000, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect shares held of record by an employee benefit plan for employees of the Manager other than shares beneficially owned under that plan by the officers of the Fund listed below. Ms. Macaskill and Mr. Donohue are trustees of that plan.

Bridget A.  Macaskill,  Chairman of the Board of Trustees and President,  Age:
51.
Two World Trade Center, New York, New York 10034-0203
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation, an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September
1995),  transfer agent  subsidiaries of the Manager;  President (since September
1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October
1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).


Paul Y. Clinton, Trustee, Age: 69.
39 Blossom Avenue, Osterville, Massachusetts 02655
Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, Narrangansett Tax-Free Fund, and OCC Accumulation Trust, investment companies; Director of OCC Cash Reserves, an investment company; formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership, and of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; and Vice President of W.R. Grace & Co., a manufacturing and chemical company.

Thomas W. Courtney, Trustee, Age: 66.
833 Wyndemere Way, Naples, Florida 34105
Principal of Courtney Associates, Inc., a venture capital firm; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust and Cash Assets Trust, both of which are open-end investment companies; former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Investment Counseling Federated Investors, Inc., an investment advisory firm; former President of Boston Company Institutional Investors, an investment advisory firm; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation.

Robert G. Galli, Trustee, Age: 66.
19750 Beach Road, Jupiter, Florida 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman of the Manager, OppenheimerFunds, Inc. (October 1995 - December 1997); Executive Vice President of the Manager (December 1977 - October
1995); Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation, an investment advisor subsidiary of the Manager.


Lacy B. Herrmann, Trustee, Age: 70.
380 Madison Avenue, Suite 2300, New York, New York 10017
Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or sub-adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, and formerly Secretary and Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and a former officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, a fund sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; Trustee Emeritus of Brown University.

George Loft, Trustee, Age: 85.
51 Herrick Road, Sharon, Connecticut 06069
Private Investor; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies.

Andrew J. Donohue, Secretary, Age: 49.
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert Bishop, Assistant Treasurer, Age: 41.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.


Scott T. Farrar, Assistant Treasurer, Age: 34.
----------------------------------------------
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Brian W. Wixted, Treasurer, Age: 40.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert G. Zack, Assistant Secretary, Age: 51.
---------------------------------------------
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November
1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

    |X| Remuneration of Directors. The officers of the Fund and one Director, Ms. Macaskill, are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Directors of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended October 31, 1999. The table below also shows the total compensation from all of the Oppenheimer funds listed above, including the compensation from the Fund, and from two other funds that are not Oppenheimer funds but for which the Sub-Advisor acts as investment advisor. That amount represents compensation received as a director, trustee, or member of a committee of the Board during the calendar year 1999.

--------------------------------------------------------------------------------
   Director's Name         Aggregate          Retirement            Total
                          Compensation     Benefits Accrued     Compensation
                        from the Fund 1    as Fund Expenses       From all
                                                                     Oppenheimer
                                                                 Quest/Rochester
                                                               Funds (10 Funds)2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Paul Y. Clinton                                 $28,190           $140,190(3)
                       $36,820
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas W. Courtney                              $21,136           $140,190(3)
                       $29,766
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert G. Galli                       $           $0              $176,2154
                       7,909
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lacy B. Herrmann                                $32,297           $139,290(3)
                       $40,928
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
George Loft                                     $31,510           $140,190(3)
                       $40,141
--------------------------------------------------------------------------------

1. Aggregate compensation from the Fund includes fees and any retirement plan benefits accrued for a trustee.
2. For the 1999 calendar year. Each series of an Oppenheimer investment company is considered a separate "fund" for this purpose.
3. Total compensation for the 1999 calendar year includes compensation from two funds for which the Sub-Advisor acts as the investment advisor.
4. The total compensation for the 1999 calendar year includes compensation received for serving as Trustee of 24 other Oppenheimer funds.

      |X| Retirement Plan for Directors. The Fund has adopted a retirement plan that provides for payments to retired Directors. Payments are up to 80% of the average compensation paid during a Director's five years of service in which the highest compensation was received. A Director must serve as Director for any of the Oppenheimer Quest/Rochester/MidCap funds listed above for at least 15 years to be eligible for the maximum payment. Each Director's retirement benefits will depend on the amount of the Director's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      |X| Deferred Compensation Plan for Directors. The Board of Directors has adopted a Deferred Compensation Plan for disinterested directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds.

Deferral of Directors' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred fee account.

      |X| Major Shareholders. As of January 14, 2000, the only persons who owned of record or were known by the Fund to own of record 5% or more of the Fund's outstanding shares were:

         Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1806, which owned for the benefit of its clients 2,445,028.066 Class A shares (representing 5.45% of the Class A shares then outstanding);

         Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned for the benefit of its clients 1,530,176.227 Class B shares (representing 5.80% of the Class B shares then outstanding) for the benefit of its customers;

         Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida, 32246-6484, which owned for the benefit of its clients 645,295.792 Class C shares (representing 9.87% of the Class C shares then outstanding) for the benefit of its customers;

         MassMutual Life Insurance Co., 1295 State Street, Springfield, Massachusetts 01111-0001, which owned 693,257.314 Class Y shares (representing 94.59% Class Y shares then outstanding); and

         Investor Bank & Trust, P.O. Box 9130, Boston, Massachusetts 02117-9130, which owned 39, 458.677 Class Y shares (representing 5.38% of the Class Y shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

 .......................................................................
|X|  The  Investment  Advisory  Agreement.  The  Manager  provides  investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager handles the Fund's day-to-day business and the agreement permits the Manager to enter into sub-advisory agreements with other registered investment Advisors to obtain specialized services for the Fund, as long as the Fund is not obligated to pay any additional fees for those services. The Manager has retained the Sub-Advisor pursuant to a separate Sub-Advisory Agreement, described below, under which the Sub-Advisor buys and sells portfolio securities for the Fund. The Fund's portfolio management team is employed by the Sub-Advisor and is principally responsible for the day-to-day management of the Fund's portfolio, as described below.

The investment advisory agreement between the Fund and the Manager requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. Prior to the date hereof, each class of shares of the Fund paid the Manager an annual fee to calculate the daily net asset value of the respective class of shares. The annual rate of that fee was $55,000, plus reimbursement of the Manager's out-of-pocket expenses. The fee was terminated effective as of this date.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to calculation of the Fund's net asset values per share, interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.

--------------------------------------------------------------------------------
                                                       Fees Paid to Manager to
                           Management Fees Paid to      Calculate Fund's Net
Fiscal Year ended 10/31:    OppenheimerFunds, Inc.          Asset Values1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          1997                                  $
                         7,708,982                    $54,325
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          1998                   $12,618,225
                                                      $55,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          1999                   $15,030,491
                                                      N/A
--------------------------------------------------------------------------------
The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

The agreement permits the Manager to act as investment Advisor for any other person, firm or corporation and to use the names "Oppenheimer" and "Quest for Value" in connection with other investment companies for which it may act as investment Advisor or general distributor. If the Manager shall no longer act as investment Advisor to the Fund, the Manager may withdraw the right of the Fund to use the names "Oppenheimer" or "Quest for Value" as part of its name.

The Sub-Advisor. The Sub-Advisor is a majority-owned subsidiary of Oppenheimer Capital, a registered investment Advisor. From the Fund's inception on April 30, 1980, until November 22, 1995, the Sub-Advisor (which was then named Quest for Value Advisors) or the Sub-Advisor's parent served as the Fund's investment advisor. The Sub-Advisor acts as investment Advisor to other investment companies and for other investors.

      On November 4, 1997, PIMCO Advisors L.P, a registered investment Advisor with $125 billion in assets under management through various subsidiaries and affiliates, acquired control of Oppenheimer Capital and the Sub-Advisor. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors. As a result, Oppenheimer Capital and the Sub-Advisor became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P., a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an New York Stock Exchange-listed Delaware limited partnership of which PIMCO Partners, G.P. is the sole general partner.

      PIMCO Partners, G.P. beneficially owns or controls (through its general partner interest in Oppenheimer Capital, L.P.) more than 80% of the units of limited partnership of PIMCO Advisors. PIMCO Partners, G.P. has two general partners. The first of these is Pacific Investment Management Company, a wholly-owned subsidiary of Pacific Financial Asset Management Company, a direct subsidiary of Pacific Life Insurance Company ("Pacific Life").

      The managing general partner of PIMCO Partners, G.P. is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

      PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO Partners G.P. has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO Partners, G..P., as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control.

      As described in the Prospectus, on October 31, 1999, PIMCO Advisors, PIMCO Advisors Holdings L.P. and Allianz AG announced that they had entered into an agreement in which Allianz will acquire majority ownership of PIMCO Advisors and its subsidiaries, including Oppenheimer Capital and the Sub-Advisor. That transaction is currently expected to be completed by the end of the first quarter of 2000.

      |X| The Sub-Advisory Agreement. Under the Sub-Advisory Agreement between the Manager and the Sub-Advisor, the Sub-Advisor shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the Sub-Advisory Agreement, the Sub-Advisor agrees not to change the portfolio management of the Fund without the written approval of the Manager. The Sub-Advisor also agrees to provide assistance in the distribution and marketing of the Fund.

      Under the Sub-Advisory Agreement, the Manager pays the Sub-Advisor an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Advisor under the Sub-Advisory agreement is paid by the Manager, not by the Fund. The fee is equal to 40% of the investment advisory fee collected by the Manager from the Fund based on the total net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the Base Amount.

      The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Advisor shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

                         Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement and the Sub-Advisory Agreement. One of the duties of the Sub-Advisor under the Sub-Advisory Agreement is to arrange the portfolio transactions for the Fund. The Fund's investment advisory agreement with the Manager and the Sub-Advisory Agreement contain provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager and the Sub-Advisor are authorized to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. They may employ broker-dealers that they think in their best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable.

The Manager and the Sub-Advisor need not seek competitive commission bidding. However, they are expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Directors.

The Manager and the Sub-Advisor may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager, the Sub-Advisor or their respective affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager or Sub-Advisor, as applicable, makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager and the Sub-Advisor may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment Advisor.

The Sub-Advisory Agreement permits the Sub-Advisor to enter into "soft-dollar" arrangements through the agency of third parties to obtain services for the Fund. Pursuant to these arrangements, the Sub-Advisor will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft-dollar" arrangements will be made in accordance with policies adopted by the Board of the Trust and in compliance with applicable law.

Brokerage Practices. Brokerage for the Fund is allocated subject to the provisions of the investment advisory agreement and the sub-advisory agreement and the procedures and rules described above. Generally, the Sub-Advisor's portfolio traders allocate brokerage based upon recommendations from the Fund's portfolio manager. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Sub-Advisor's executive officers supervise the allocation of brokerage.

Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.

         The Sub-Advisor serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Sub-Advisor to allocate purchase or sale transactions among the Fund and other clients whose assets it manages in a manner it deems equitable. In making those allocations, the Sub-Advisor considers several main factors, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and each other client's accounts.

                      When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Sub-Advisor or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker (these are called "free trades") usually will have its order executed first. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price. Purchases are combined where possible for the purpose of negotiating brokerage commissions. In some cases that practice might have a detrimental effect on the price or volume of the security in a particular transaction for the Fund.

Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Sub-Advisor determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

The investment advisory agreement and the Sub-Advisory agreement permit the Manager and the Sub-Advisor to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Sub-Advisor and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Sub-Advisor's other accounts. Investment research may be supplied to the Sub-Advisor by a third party at the instance of a broker through which trades are placed.

Investment  research  services  include  information  and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Sub-Advisor in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Sub-Advisor in the investment decision-making process may be paid in commission dollars.

      The research services provided by brokers broadens the scope and supplements the research activities of the Sub-Advisor. That research provides additional views and comparisons for consideration, and helps the Sub-Advisor to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Sub-Advisor provides information to the Manager and the Board about the commissions paid to brokers furnishing such services, together with the Sub-Advisor's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

          Because the Sub-Advisor was an affiliate of Oppenheimer & Co., Inc., a broker-dealer ("OpCo"), until November 3, 1997, the table below includes information about brokerage commissions paid to OpCo for the Fund's portfolio transactions.

--------------------------------------------------------------------------------

                 Total
               Brokerage                                  Total $ Amount of
 Fiscal Year  Commissions    Brokerage Commissions     Transactions for Which
 Ended 10/31     Paid1           Paid to OpCo:          Brokerage Commissions
                                                         Were Paid to OpCo:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              Dollar     % of Total      Dollar     % of Total
                              Amount                     Amount
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1997       $ 484,014     $198,916       41.1%     $198,471,852    38.4%
---------------------------
--------------------------------------------------------------------------------
    1998        $
                905,598
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1999      $2,414,3412
--------------------------------------------------------------------------------
1. Amounts do not include spreads or concessions on principal transactions on a net trade basis.
2. In the fiscal year ended 10/31/99, the amount of transactions directed to brokers for research services was $366,982,013 and the amount of the commissions paid to broker-dealers for those services was $480,973.

                         Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of shares of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years is shown in the table below.

--------------------------------------------------------------------------------


                           Class A
Fiscal      Aggregate     Front-End    Commissions   Commissions   Commissions
Year        Front-End       Sales       on Class A    on Class B   on Class C
Ended         Sales        Charges        Shares        Shares       Shares
  10/31:    Charges on   Retained by   Advanced by   Advanced by   Advanced by
             Class A     Distributor   Distributor1  Distributor1 Distributor1
              Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   1997     $3,638,204    $ 910,431      $166,180     $5,797,876    $475,043
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   1998     $4,331,484   $1,152,891      $500,868     $7,537,928    $633,692
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   1999     $2,381,904        $          $408,852     $3,900,908    $348,333
                        657,551
--------------------------------------------------------------------------------
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

--------------------------------------------------------------------------------

             Class A Contingent    Class B Contingent     Class C Contingent
  Fiscal       Deferred Sales        Deferred Sales     Deferred Sales Charges
Year Ended   Charges Retained by   Charges Retained by  Retained by Distributor
   10/31         Distributor           Distributor
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   1999            $15,730             $1,516,890               $57,357
--------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted Distribution and Service Plans for Class A, Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund compensates the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

Under the plans, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time, may use their own resources to make payments (at no direct cost to the Fund) to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

Unlessa plan is  terminated  as described  below,  the plan  continues in effect from year to year but only if the Fund's Board of Directors and its Independent Directors specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

The Board of Directors and the Independent Directors must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class, voting separately by class.

While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Directors at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Directors.

      Each plan states that while it is in effect, the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Directors.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Directors. The Board of Directors has set no minimum amount of assets to qualify for payments under the plans.

      |X| Service Plans. Under the service plans, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold shares of a particular Class, A, B or C. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The service plans permits compensation to the Distributor at a rate of up to 0.25% of average annual net assets of the applicable class. The Board has set the rate at that level. While the plans permit the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of shares of the applicable class held in the accounts of the recipients or their customers.

      |X| Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The plans compensate the Distributor at a flat rate for its services and costs in distributing shares and servicing accounts, whether the Distributor's expenses are more or less than the amounts paid by the Fund under the plans during the period for which the fee is paid. The types of services that recipients receive are similar to the services provided under the Class A service plan, described above.

The plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

Under the Class A plan, the Distributor pays a portion of the asset-based sales charge to brokers, dealers and financial institutions and retains the balance. As described in the Prospectus, a voluntary reduction with respect to the asset-based sales charge became effective on January 1, 2000, and commencing January 1, 2002 the Distributor will not retain any portion of the asset-based sales charge. The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge it receives on Class C shares as an ongoing commission to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class A, Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:
o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of shares, and
o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

 -------------------------------------------------------------------------------
    Distribution Fees Paid to the Distributor in the Fiscal Year Ended 10/31/99
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                                                 Distributor's     Distributor's
                                                   Aggregate       Unreimbursed
    Class    Total Payments   Amount Retained    Unreimbursed   Expenses as % of
               Under Plan     by Distributor    Expenses Under    Net Assets of
                                                       Plan            Class

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class A Plan    $4,886,518       $1,758,133           N/A               N/A
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class B Plan    $5,414,155       $4,480,718       $11,834,332          2.28%

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class C Plan    $1,433,985          $   676,415    $1,447,084          1.11%

 -------------------------------------------------------------------------------


All payments under the plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

                             Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.525.7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

      |_| Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_| The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
      |_| An investment in the Fund is not insured by the FDIC or any other government agency.
      |_| The principal value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
      |_| Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period. There is no sales charge on Class Y shares.

            |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )


            |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


            ERV - P
            ------- = Total Return
               P


            |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------

             The Fund's Total Returns for the Periods Ended 10/31/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           Cumulative Total
Class of  Returns (10 years              Average Annual Total Returns
 Shares   or Life of Class)
          ----------------------------------------------------------------------
----------                   ---------------------------------------------------
                                                    5-Year            10-Year
                                  1-Year              (or               (or
                                                life-of-class)    life-of-class)
                             ---------------------------------------------------
--------------------------------------------------------------------------------
         After     Without  After   Without   After    Without  After    Without
          Sales     Sales    Sales   Sales     Sales    Sales    Sales    Sales
          Charge    Charge  Charge   Charge    Charge   Charge   Charge   Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A  268.23%  290.69%   0.05%    6.15%    17.17%   18.56%    13.92%   14.60%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B  135.72%(2)135.72%(2)0.51%    5.51%    17.73%   17.94%  14.92%2  14.92%2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C  135.38%(3)135.38%(3)4.55%    5.55%    17.94%   17.94%  14.89%3  14.89%3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y   46.30%4   46.30%4  6.45%    6.45%   14.15%4             N/A      N/A
                                                        14.15%4
--------------------------------------------------------------------------------
1. Inception of Class A:      4/30/80
2. Inception of Class B:      9/1/93
3. Inception of Class C:      9/1/93
4. Inception of Class Y:      12/16/96

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on stated fund classifications. Lipper currently ranks the Fund's performance against all other large-cap value funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

      |X| Morningstar Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included among domestic stock funds.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk is measured by a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's (or class's) 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

      The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a Fund is in the 94th percentile, that means that 94% of the Fund's in the same category performed better than it did.

      |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

------------------------------------------------------------------------------
A B O U T  Y O U R  A C C O U N T
------------------------------------------------------------------------------

How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
          |_| Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
         |_|current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
         |_|Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

      |X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

                                          Oppenheimer  Main  Street   California
Oppenheimer Bond Fund                     Municipal Fund
                                          Oppenheimer   Main  Street   Growth  &
Oppenheimer Capital Appreciation Fund     Income Fund
Oppenheimer Capital Income Fund           Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Preservation Fund     Oppenheimer MidCap Fund
Oppenheimer California Municipal Fund     Oppenheimer Multiple Strategies Fund
Oppenheimer Champion Income Fund          Oppenheimer Municipal Bond Fund
Oppenheimer   Convertible   Securities
Fund                                      Oppenheimer New York Municipal Fund
Oppenheimer Developing Markets Fund       Oppenheimer New Jersey Municipal Fund
Oppenheimer   Disciplined   Allocation    Oppenheimer   Pennsylvania   Municipal
Fund                                      Fund
Oppenheimer Disciplined Value Fund        Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest Capital Value Fund,
Oppenheimer Discovery Fund                Inc.
                                          Oppenheimer  Quest  Global Value Fund,
Oppenheimer Enterprise Fund               Inc.
                                          Oppenheimer  Quest  Opportunity  Value
Oppenheimer Europe Fund                   Fund
Oppenheimer Florida Municipal Fund        Oppenheimer Quest Small Cap Value Fund
Oppenheimer Global Fund                   Oppenheimer Quest Value Fund, Inc.
Oppenheimer  Global  Growth  &  Income
Fund                                      Oppenheimer Real Asset Fund
Oppenheimer  Gold &  Special  Minerals
Fund                                      Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                   Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund               Oppenheimer Total Return Fund, Inc.
Oppenheimer Insured Municipal Fund        Oppenheimer Trinity Core Fund
Oppenheimer   Intermediate   Municipal
Fund                                      Oppenheimer Trinity Growth Fund
Oppenheimer International Bond Fund       Oppenheimer Trinity Value Fund
Oppenheimer International Growth Fund     Oppenheimer U.S. Government Trust
Oppenheimer     International    Small
Company Fund                              Oppenheimer World Bond Fund
Oppenheimer Large Cap Growth Fund         Limited-Term New York Municipal Fund
Oppenheimer   Limited-Term  Government
Fund                                      Rochester Fund Municipals

And the following money market funds:

Centennial America Fund, L. P.           Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust   Centennial Tax Exempt Trust
Centennial Government Trust              Oppenheimer Cash Reserves
Centennial Money Market Trust            Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

      |X| Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |_|  Terms of Escrow That Apply to Letters of Intent.

1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)   Class  B  shares  of  other  Oppenheimer  funds  acquired  subject  to a contingent deferred sales charge, and
          (c)Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
             (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (minimum $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally, the debit will be made two business days prior to the investment dates you selected in your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

      Before initiating Asset Builder payments, obtain a prospectus of the selected fund(s) from the Distributor or your financial advisor and request an application from the Distributor, complete it and return it. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 15 days) after receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to a class of shares and the dividends payable on a class of shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class A, Class B and Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Directors, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days and the values of some of the Fund's portfolio securities may change significantly on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Board of Directors determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

      |X|   Securities   Valuation.   The  Fund's  Board  of   Directors   has
established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

      |_| Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:
            (1)if last sale information is regularly  reported,  they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or
(2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

|_| Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

            (1)   at the last sale  price  available  to the  pricing  service approved by the Board of Directors, or
            (2)at the last sale price  obtained by the  Manager  from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
            (3)at the mean between the "bid" and "asked"  prices  obtained  from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

      |_| Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

|_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
            (1) debt instruments that have a maturity of more than 397 days when issued,
            (2)debt  instruments  that had a  maturity  of 397 days or less when issued and have a remaining maturity of more than 60 days, and
                  (3) non-money  market debt  instruments that had a maturity of
               397 days or less when issued and which have a remaining maturity of 60 days or less.

      |_| The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
            (1)money  market debt  securities  held by a  non-money  market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
            (2)debt  instruments  held  by a  money  market  fund  that  have  a remaining maturity of 397 days or less.

      |_| Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. Government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

                               How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
      |_| Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
      |_| Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Directors of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Directors has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Selling Shares by Wire. The wire of redemptions proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:

      (1)               state the reason for the distribution;
      (2) state the owner's awareness of tax penalties if the distribution is premature; and
      (3) conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C below).
      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.

o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P, which only offer Class A shares. Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401 (k) plans.
o Only certain Oppenheimer Funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other Fund.
o Class M Shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other Oppenheimer funds may not be exchanged for Class A shares of Senior Floating Rate Fund.
o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

|X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X| Processing Exchange Requests. When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

                       Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the higher asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of each class of shares.

Dividends,   distributions  and  proceeds  of  the  redemption  of  Fund  shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions. The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus.

          Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

          Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Directors and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. The Fund pays the Transfer Agent a fixed annual maintenance fee for each shareholder account and reimburses the Transfer Agent for its out-of-pocket-expenses. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

      |X| Shareholder Servicing Agent for Certain Shareholders. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for shareholders of the Fund who were former shareholders of the AMA Family of Funds and clients of AMA Investment Advisors, Inc. (which had been the investment Advisor of AMA Family of Funds). It is also the servicing agent for Fund shareholders who are:
      (i)   former shareholders of the Unified Funds and Liquid Green Trusts,
            (ii)      accounts  that   participated   or   participate   in  a
            retirement plan for which Unified Investment Advisors, Inc. or an affiliate acts as custodian or trustee,
      (iii) accounts that have a Money Manager brokerage account, and other accounts for which Unified Management Corporation is the dealer of record.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Accountants. PricewaterhouseCoopers LLP are the independent accountants of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as independent accountants for certain other funds advised by the Manager and its affiliates. Commencing March 2000, KPMG LLP will serve as the Fund's independent accountants.

REPORT OF INDEPENDENT ACCOUNTANTS

-------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
OPPENHEIMER QUEST VALUE FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Value Fund, Inc. (the Fund) at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial presentation. We believe that our audits, which included confirmation of securities at October 31, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the year ended October 31, 1995, were audited by other independent accountants whose report dated December 20, 1995, expressed an unqualified opinion on those statements.


/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP


Denver, Colorado
November 19, 1999

STATEMENT OF INVESTMENTS  OCTOBER 31, 1999
                                                                       MARKET VALUE
                                                              SHARES     SEE NOTE 1
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 COMMON STOCKS--99.1%
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 BASIC MATERIALS--6.5%
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 CHEMICALS--4.6%
 Du Pont (E.I.) De Nemours & Co.                             640,000  $  41,240,000
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 Monsanto Co.                                                800,000     30,800,000
                                                                      --------------
                                                                         72,040,000

------------------------------------------------------------------------------------
 METALS--1.9%
 Alcoa, Inc.                                                 500,000     30,375,000
------------------------------------------------------------------------------------
 CAPITAL GOODS--20.5%
------------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--2.0%
 General Dynamics Corp.                                      300,000     16,631,250
------------------------------------------------------------------------------------
 Raytheon Co., Cl. A                                         100,000      2,743,750
------------------------------------------------------------------------------------
 Raytheon Co., Cl. B                                         400,000     11,650,000
                                                                      --------------
                                                                         31,025,000

------------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--3.7%
 Emerson Electric Co.                                        650,000     39,040,625
------------------------------------------------------------------------------------
 Rockwell International Corp.                                400,000     19,375,000
                                                                      --------------
                                                                         58,415,625

------------------------------------------------------------------------------------
 INDUSTRIAL SERVICES--2.2%
 Waste Management, Inc.                                    1,900,000     34,912,500
------------------------------------------------------------------------------------
 MANUFACTURING--12.6%
 Avery-Dennison Corp.                                        400,000     25,000,000
------------------------------------------------------------------------------------
 Caterpillar, Inc.                                           675,000     37,293,750
------------------------------------------------------------------------------------
 Dover Corp.                                               1,000,000     42,562,500
------------------------------------------------------------------------------------
 Minnesota Mining & Manufacturing Co.                        510,000     48,481,875
------------------------------------------------------------------------------------
 Textron, Inc.                                               590,000     45,540,625
                                                                      --------------
                                                                        198,878,750

------------------------------------------------------------------------------------
 COMMUNICATION SERVICES--7.7%
------------------------------------------------------------------------------------
 Telecommunications: Long Distance--5.6%
 AT&T Corp.                                                  350,000     16,362,500
------------------------------------------------------------------------------------
 MCI WorldCom, Inc.(1)                                       450,000     38,615,625
------------------------------------------------------------------------------------
 Sprint Corp. (Fon Group)                                    450,000     33,440,625
                                                                      --------------
                                                                         88,418,750

------------------------------------------------------------------------------------
 TELEPHONE UTILITIES--2.1%
 Bell Atlantic Corp.                                         500,000     32,468,750


12  OPPENHEIMER QUEST VALUE FUND, INC.

                                                                       MARKET VALUE
                                                              SHARES     SEE NOTE 1
------------------------------------------------------------------------------------
 CONSUMER CYCLICALS--5.4%
------------------------------------------------------------------------------------
 CONSUMER SERVICES--0.8%
 Omnicom Group, Inc.                                         150,000  $  13,200,000
------------------------------------------------------------------------------------
 LEISURE & ENTERTAINMENT--1.1%
 Carnival Corp.                                              400,000     17,800,000
------------------------------------------------------------------------------------
 MEDIA--2.0%
 Donnelley (R.R.) & Sons Co.                                 580,000     14,065,000
------------------------------------------------------------------------------------
 WPP Group plc, Sponsored ADR                                150,000     16,481,250
                                                                      --------------
                                                                         30,546,250

------------------------------------------------------------------------------------
 RETAIL: GENERAL--1.5%
 May Department Stores Co.                                   694,500     24,090,469
------------------------------------------------------------------------------------
 CONSUMER STAPLES--10.6%
------------------------------------------------------------------------------------
 BROADCASTING--2.9%
 AMFM, Inc.(1)                                               650,000     45,500,000
------------------------------------------------------------------------------------
 ENTERTAINMENT--4.2%
 Disney (Walt) Co.(1)                                        700,000     18,462,500
------------------------------------------------------------------------------------
 McDonald's Corp.                                            800,000     33,000,000
------------------------------------------------------------------------------------
 News Corp. Ltd., Sponsored ADR, Preference                  500,000     13,781,250
                                                                      --------------
                                                                         65,243,750

------------------------------------------------------------------------------------
 FOOD--1.4%
 Diageo plc, Sponsored ADR                                   521,120     21,170,500
------------------------------------------------------------------------------------
 FOOD & DRUG RETAILERS--2.1%
 Kroger Co.(1)                                             1,550,000     32,259,375
------------------------------------------------------------------------------------
 FINANCIAL--31.5%
------------------------------------------------------------------------------------
 BANKS--8.1%
 Chase Manhattan Corp.                                       250,000     21,843,750
------------------------------------------------------------------------------------
 Fleet Boston Corp.                                        1,167,818     50,946,060
------------------------------------------------------------------------------------
 Wells Fargo Co.                                           1,126,660     53,938,848
                                                                      --------------
                                                                        126,728,658

------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--11.9%
 Citigroup, Inc.                                           1,000,000     54,125,000
------------------------------------------------------------------------------------
 Countrywide Credit Industries, Inc.                         627,500     21,295,781
------------------------------------------------------------------------------------
 Freddie Mac                                               1,250,000     67,578,125
------------------------------------------------------------------------------------
 Household International, Inc.                             1,000,000     44,625,000
                                                                      --------------
                                                                        187,623,906

------------------------------------------------------------------------------------
 INSURANCE--11.5%
 ACE Ltd.                                                  1,735,100     33,726,006
------------------------------------------------------------------------------------
 AFLAC, Inc.                                                 738,100     37,735,363


13  OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF INVESTMENTS  CONTINUED

                                                                       MARKET VALUE
                                                              SHARES     SEE NOTE 1
------------------------------------------------------------------------------------
 INSURANCE Continued
 Conseco, Inc.                                               989,729  $  24,062,786
------------------------------------------------------------------------------------
 Everest Reinsurance Holdings, Inc.                        1,000,000     25,750,000
------------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                                    1,102,221     59,175,490
                                                                     ---------------
                                                                        180,449,645

------------------------------------------------------------------------------------
 HEALTHCARE--4.6%
------------------------------------------------------------------------------------
 HEALTHCARE/DRUGS--3.3%
 American Home Products Corp.                              1,000,000     52,250,000
------------------------------------------------------------------------------------
 HEALTHCARE/SUPPLIES & SERVICES--1.3%
 Becton, Dickinson & Co.                                     821,000     20,832,875
------------------------------------------------------------------------------------
 TECHNOLOGY--7.8%
------------------------------------------------------------------------------------
 COMPUTER HARDWARE--1.4%
 Compaq Computer Corp.                                     1,180,000     22,420,000
------------------------------------------------------------------------------------
 COMPUTER SOFTWARE--3.6%
 Computer Associates International, Inc.                   1,000,000     56,500,000
------------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--1.6%
 L.M. Ericsson Telephone Co., Cl. B, ADR                     600,000     25,650,000
------------------------------------------------------------------------------------
 ELECTRONICS--1.2%
 Motorola, Inc.                                              200,000     19,487,500
------------------------------------------------------------------------------------
 TRANSPORTATION--4.5%
------------------------------------------------------------------------------------
 AIR TRANSPORTATION--2.9%
 AMR Corp.(1)                                                724,000     45,974,000
------------------------------------------------------------------------------------
 RAILROADS & TRUCKERS--1.6%
 Canadian Pacific Ltd.                                     1,087,500     25,624,219
                                                                     ---------------
 Total Common Stocks (Cost $1,352,451,317)                            1,559,885,522

                                                                FACE
                                                              AMOUNT
-------------------------------------------------------------------------------------
 SHORT-TERM NOTES--1.1%(2)
 Federal Home Loan Bank, 5.16%, 11/1/99
  (Cost $16,935,000)                                     $16,935,000     16,935,000
-------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $1,369,386,317)             100.2%  1,576,820,522
-------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                          (0.2)     (2,730,014)
                                                         ----------------------------
 NET ASSETS                                                    100.0% $1,574,090,508
                                                         ----------------------------
                                                         ----------------------------



FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.
2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


14  OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1999

------------------------------------------------------------------------------------
ASSETS
 Investments, at value (cost $1,369,386,317)--see
 accompanying statement                                              $1,576,820,522
------------------------------------------------------------------------------------
 Cash                                                                        95,997
------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of capital stock sold                                             1,457,932
 Interest and dividends                                                   1,346,071
 Other                                                                       51,891
                                                                    ---------------
 Total assets                                                         1,579,772,413

------------------------------------------------------------------------------------
 LIABILITIES
 Payables and other liabilities:
 Shares of capital stock redeemed                                         4,659,001
 Distribution and service plan fees                                         317,598
 Transfer and shareholder servicing agent fees                              242,383
 Shareholder reports                                                        228,708
 Directors' compensation                                                    138,347
 Other                                                                       95,868
                                                                    ---------------
 Total liabilities                                                        5,681,905

------------------------------------------------------------------------------------
 NET ASSETS                                                          $1,574,090,508
                                                                    ---------------
                                                                    ---------------
------------------------------------------------------------------------------------

 COMPOSITION OF NET ASSETS
 Par value of shares of capital stock                                $   72,943,356
------------------------------------------------------------------------------------
 Additional paid-in capital                                           1,113,489,339
------------------------------------------------------------------------------------
 Overdistributed net investment income                                     (137,820)
------------------------------------------------------------------------------------
 Accumulated net realized gain on investment transactions               180,361,428
------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                             207,434,205
                                                                    ---------------
 Net assets                                                          $1,574,090,508
                                                                    ---------------
                                                                    ---------------


15  OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES   CONTINUED

---------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$906,697,962 and 41,655,519 shares of capital stock outstanding)                       $21.77
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                               $23.10
---------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $520,146,121 and 24,397,542 shares of capital stock outstanding)                    $21.32
---------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $132,667,573 and 6,222,048 shares of capital stock outstanding)                     $21.32
---------------------------------------------------------------------------------------------
Class Y Shares:
---------------------------------------------------------------------------------------------
Net asset value, redemption price and offering price per share (based
on net assets of $14,578,852 and 668,247 shares of capital stock outstanding)          $21.82

See accompanying Notes to Financial Statements.


16  OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31,1999

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $51,938)                $ 21,424,077
-------------------------------------------------------------------------------------
Interest                                                                 6,496,646
                                                                     ---------------
Total income                                                            27,920,723
------------------------------------------------------------------------------------
EXPENSES

Management fees                                                         15,030,491
------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                  4,886,518
Class B                                                                  5,414,155
Class C                                                                  1,433,985
------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                  1,191,747
Class B                                                                  1,036,385
Class C                                                                    238,219
Class Y                                                                     40,308
------------------------------------------------------------------------------------
Directors' compensation                                                    155,564
------------------------------------------------------------------------------------
Custodian fees and expenses                                                 70,694
------------------------------------------------------------------------------------
Other                                                                    1,203,355
                                                                     ---------------
Total expenses                                                          30,701,421
Less expenses paid indirectly                                              (14,201)
                                                                     ---------------
Net expenses                                                            30,687,220
------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                     (2,766,497)
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                       183,043,399
------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments   (87,953,317)
                                                                     ---------------
Net realized and unrealized gain                                        95,090,082
------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $92,323,585
                                                                     ---------------
                                                                     ---------------


See accompanying Notes to Financial Statements.


                     17 OPPENHEIMER QUEST VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS


YEAR ENDED OCTOBER 31,                                                        1999                 1998
----------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income (loss)                                        $   (2,766,497)       $   8,974,122
----------------------------------------------------------------------------------------------------------
 Net realized gain                                                      183,043,399           65,256,883
----------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                  (87,953,317)          25,203,846
                                                                     --------------------------------------
 Net increase in net assets resulting from operations                    92,323,585           99,434,851

------------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A                                                                 (6,746,450)          (3,823,240)
 Class B                                                                 (1,678,587)            (722,471)
 Class C                                                                   (433,959)            (193,326)
 Class Y                                                                   (116,654)             (30,052)
------------------------------------------------------------------------------------------------------------
 Dividends in excess of net investment income:
 Class A                                                                    (26,322)                   --
 Class B                                                                     (6,549)                   --
 Class C                                                                     (1,693)                   --
 Class Y                                                                       (455)                   --
------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                (38,188,719)         (30,482,358)
 Class B                                                                (20,944,577)         (13,497,474)
 Class C                                                                 (5,714,099)          (3,754,824)
 Class Y                                                                   (406,888)            (142,429)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 CAPITAL STOCK TRANSACTIONS

 Net increase (decrease) in net assets resulting
 from capital stock transactions:
 Class A                                                                (82,471,668)         244,992,480
 Class B                                                                  3,096,866          203,694,646
 Class C                                                                 (8,962,373)          55,117,897
 Class Y                                                                  4,332,150            6,679,862

------------------------------------------------------------------------------------------------------------
 NET ASSETS

 Total increase (decrease)                                              (65,946,392)         557,273,562
----------------------------------------------------------------------------------------------------------
 Beginning of period                                                  1,640,036,900        1,082,763,338
                                                                     --------------------------------------
 End of period [including undistributed (overdistributed)
 net investment income of $(137,820) and $8,975,648, respectively]   $1,574,090,508       $1,640,036,900
                                                                     --------------------------------------
                                                                     --------------------------------------


See accompanying Notes to Financial Statements.


                      18 OPPENHEIMER QUEST VALUE FUND, INC.

FINANCIAL HIGHLIGHTS


CLASS A      YEAR ENDED OCTOBER 31,                  1999        1998        1997       1996(1)      1995
--------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period              $21.46      $20.49      $17.30      $14.51      $12.59
--------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                         .02         .15         .11         .08         .12(2)
 Net realized and unrealized gain                    1.28        1.80        4.07        3.79        2.71
                                                   -----------------------------------------------------------
 Total income from investment operations             1.30        1.95        4.18        3.87        2.83
--------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                (.15)       (.11)       (.07)       (.10)       (.08)
 Dividends in excess of net investment income          --(3)       --          --          --          --
 Distributions from net realized gain                (.84)       (.87)       (.92)       (.98)       (.83)
                                                   -----------------------------------------------------------
 Total dividends and distributions to shareholders   (.99)       (.98)       (.99)      (1.08)       (.91)
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $21.77      $21.46      $20.49      $17.30      $14.51
                                                   -----------------------------------------------------------
                                                   -----------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(4)                 6.15%       9.87%      25.41%      28.39%      24.74%

--------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)        $906,698    $976,655    $699,230    $412,246    $282,615
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $977,120    $853,061    $560,582    $338,429    $257,240
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(5)
 Net investment income (loss)                        0.07%       0.83%       0.74%       0.58%       0.90%
 Expenses                                            1.60%       1.59%(6)    1.60%(6)    1.71%(6)    1.68%(6)
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                            62%         21%         20%         36%         36%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Less than $0.005 per share.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized  for periods of less than one full year.
6. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $117,124,514 and $953,837,905, respectively.


See accompanying Notes to Financial Statements.


                     19 OPPENHEIMER QUEST VALUE FUND, INC.


FINANCIAL HIGHLIGHTS CONTINUED

CLASS B     YEAR ENDED OCTOBER 31,                                    1999      1998        1997        1996(1)     1995
--------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                               $21.08    $20.17       $17.08      $14.37      $12.53
--------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                                         (.11)      .07          .05         .05         .05(2)
 Net realized and unrealized gain                                     1.26      1.76         3.97        3.71        2.69
                                                                    ------------------------------------------------------------
 Total income from investment operations                              1.15      1.83         4.02        3.76        2.74
--------------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                                 (.07)     (.05)        (.01)       (.07)        (.07)
 Dividends in excess of net investment income                           --(3)     --           --          --           --
 Distributions from net realized gain                                 (.84)     (.87)        (.92)       (.98)        (.83)
                                                                    ------------------------------------------------------------
 Total dividends and distributions to shareholders                    (.91)     (.92)        (.93)      (1.05)        (.90)
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $21.32    $21.08       $20.17      $17.08       $14.37
                                                                    ------------------------------------------------------------
                                                                    ------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(4)                                  5.51%      9.38%      24.71%      27.76%        24.08%
--------------------------------------------------------------------------------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                         $520,146   $512,885    $298,348    $111,130       $38,557
--------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                $541,440   $417,011    $200,752     $68,175       $25,393
--------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(5)
 Net investment income (loss)                                        (0.51)%     0.33%       0.25%       0.06%         0.36%
 Expenses                                                             2.17%      2.09%(6)    2.10%(6)    2.26%(6)      2.21%(6)
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                                             62%        21%         20%         36%           36%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Less than $0.005 per share.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized for periods of less than one full year.
6. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $117,124,514 and $953,837,905, respectively.


 See accompanying Notes to Financial Statements.

                     20 OPPENHEIMER QUEST VALUE FUND, INC.


CLASS C YEAR ENDED OCTOBER 31,                                1999         1998          1997          1996(1)         1995
---------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                       $21.07        $20.17       $17.07         $14.35         $12.52
---------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                                 (.11)         .07           .05            .04            .04(2)
 Net realized and unrealized gain                             1.26         1.75          3.98           3.71           2.70
                                                            ---------------------------------------------------------------------
 Total income from investment operations                      1.15         1.82          4.03           3.75           2.74
---------------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                         (.06)        (.05)         (.01)          (.05)          (.08)
 Dividends in excess of net investment income                   --(3)        --            --             --             --
 Distributions from net realized gain                         (.84)        (.87)         (.92)          (.98)          (.83)
                                                            ---------------------------------------------------------------------
 Total dividends and distributions to shareholders            (.90)        (.92)         (.93)         (1.03)          (.91)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                             $21.32       $21.07        $20.17         $17.07         $14.35
                                                            ---------------------------------------------------------------------
                                                            ---------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(4)                          5.55%        9.32%        24.79%         27.73%         24.10%

---------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                $132,668       $140,461      $82,098        $29,256         $10,140
---------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $143,378       $116,160      $55,969        $18,099          $6,711
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(5)
 Net investment income (loss)                               (0.48)%         0.33%        0.25%          0.06%           0.31%
 Expenses                                                    2.15%          2.10%(6)     2.10%(6)       2.20%(6)        2.26%(6)
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                                    62%            21%          20%            36%             36%



1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Less than $0.005 per share.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized for periods of less than one full year.
6. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $117,124,514 and $953,837,905, respectively.



See accompanying Notes to Financial Statements.

                     21 OPPENHEIMER QUEST VALUE FUND, INC.

FINANCIAL HIGHLIGHTS  CONTINUED


CLASS Y   YEAR ENDED OCTOBER 31,                              1999         1998       1997(8)
---------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                       $21.54       $20.55      $16.50
---------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income (loss)                                  .08          .21         .10
 Net realized and unrealized gain                             1.28         1.83        3.95
                                                         ------------------------------------------
 Total income from investment operations                      1.36         2.04        4.05
---------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                         (.24)        (.18)         --
 Dividends in excess of net investment income                   --(3)         --         --
 Distributions from net realized gain                         (.84)        (.87)         --
                                                         ------------------------------------------
 Total dividends and distributions to shareholders            (1.08)      (1.05)         --
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                             $21.82       $21.54      $20.55
                                                         ------------------------------------------
                                                         ------------------------------------------
---------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(4)                          6.45%       10.36%      24.55%

---------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                  $14,579      $10,036      $3,086
---------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                         $12,065      $ 5,673      $1,372
---------------------------------------------------------------------------------------------------
 Ratios to average net assets:(5)
 Net investment income (loss)                                 0.32%        1.30%       1.20%
 Expenses                                                     1.33%        1.14%(6)    1.19%(6)
---------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                                     62%          21%         20%




1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Less than $0.005 per share.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized for periods of less than one full year.
6. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $117,124,514 and $953,837,905, respectively.
8. For the period from December 16, 1996 (inception of offering) to October 31, 1997.


See accompanying Notes to Financial Statements.


                     22 OPPENHEIMER QUEST VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a subadvisory agreement with OpCap Advisors. The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge
(CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                     23 OPPENHEIMER QUEST VALUE FUND, INC.

1. SIGNIFICANT ACCOUNTING POLICIES Continued

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 1999, a provision of $113,133 was made for the Fund's projected benefit obligations resulting in an accumulated liability of $137,818 as of October 31, 1999.
     The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the
Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Directors in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds. Deferral of Directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1999, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $2,663,698. Accumulated net realized gain on investments was decreased by the same amount.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.


                     24 OPPENHEIMER QUEST VALUE FUND, INC.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

------------------------------------------------------------------------------
2. CAPITAL STOCK

The Fund has authorized 125 million shares of $1.00 par value capital stock in the aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

                                YEAR ENDED OCTOBER 31, 1999         YEAR ENDED OCTOBER 31, 1998
                                 SHARES         AMOUNT              SHARES          AMOUNT

-----------------------------------------------------------------------------------------------------
 CLASS A:
 Sold                        11,694,065   $  252,611,389             16,583,852  $ 357,559,555
 Dividends and/or
 distributions reinvested     2,024,604       43,002,612              1,630,228     32,669,682
 Acquisition--Note 6                 --               --                314,171      7,009,162
 Redeemed                   (17,571,687)    (378,085,669)            (7,150,327)  (152,245,919)
                            ------------------------------------------------------------------------
 Net increase (decrease)     (3,853,018)  $  (82,471,668)            11,377,924  $ 244,992,480
                            ------------------------------------------------------------------------
                            ------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 CLASS B:
 Sold                         6,613,830   $  141,247,575             11,429,512  $ 243,714,221
 Dividends and/or
 distributions reinvested     1,023,776       21,407,158                679,452     13,432,763
 Redeemed                    (7,575,616)    (159,557,867)            (2,562,176)   (53,452,338)
                            ------------------------------------------------------------------------
 Net increase                    61,990   $    3,096,866              9,546,788  $ 203,694,646
                            ------------------------------------------------------------------------
                            ------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 CLASS C:
 Sold                         2,048,494   $   43,807,706              3,514,464  $  74,782,338
 Dividends and/or
 distributions reinvested       282,097        5,898,654                192,925      3,812,187
 Redeemed                    (2,774,837)     (58,668,733)            (1,111,708)   (23,476,628)
                            ------------------------------------------------------------------------
 Net increase (decrease)       (444,246)  $   (8,962,373)             2,595,681  $  55,117,897
                            ------------------------------------------------------------------------
                            ------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 CLASS Y:
 Sold                           444,747   $    9,620,394                401,966  $   8,582,342
 Dividends and/or
 distributions reinvested        24,681          523,996                  8,611        172,481
 Redeemed                      (267,144)      (5,812,240)               (94,838)    (2,074,961)
                            ------------------------------------------------------------------------
                            ------------------------------------------------------------------------
 Net increase                   202,284   $    4,332,150                315,739  $   6,679,862
                            ------------------------------------------------------------------------
                            ------------------------------------------------------------------------


                     25 OPPENHEIMER QUEST VALUE FUND, INC.

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON SECURITIES
As of October 31, 1999, net nurealized appreciation on securities of $207,434,205 was composed of gross appreciation of $336,154,766, and gross depreciation of $128,720,561.
--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, 0.85% of the next $3.2 billion, 0.80% of the next $4 billion, and 0.75% of average annual net assets in excess of $8 billion. The Fund's management fee for the year ended October 31, 1999, was 0.90% of the average annual net assets for each class of shares.
--------------------------------------------------------------------------------
SUB-ADVISOR FEES. The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1999, the Manager paid $4,859,175 to the Sub-Advisor.
--------------------------------------------------------------------------------
TRANSFER AGENT FEES. Oppenheimer Funds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of
$18.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1999, the Fund paid OFS $2,444,721.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                        AGGREGATE          CLASS A      COMMISSIONS        COMMISSIONS        COMMISSIONS
                        FRONT-END        FRONT-END       ON CLASS A         ON CLASS B         ON CLASS C
                    SALES CHARGES    SALES CHARGES           SHARES             SHARES             SHARES
                       ON CLASS A      RETAINED BY      ADVANCED BY        ADVANCED BY        ADVANCED BY
 YEAR ENDED                SHARES      DISTRIBUTOR      DISTRIBUTOR(1)     DISTRIBUTOR(1)     DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------------------------
 October 31, 1999      $2,381,904         $657,551         $408,852         $3,900,908           $348,333

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                CLASS A                     CLASS B                    CLASS C
                    CONTINGENT DEFERRED         CONTINGENT DEFERRED        CONTINGENT DEFERRED
                          SALES CHARGES               SALES CHARGES              SALES CHARGES
 YEAR ENDED     RETAINED BY DISTRIBUTOR     RETAINED BY DISTRIBUTOR    RETAINED BY DISTRIBUTOR
-------------------------------------------------------------------------------------------------------------------
 October 31, 1999              $15,730                   $1,516,890                    $57,357


                     26 OPPENHEIMER QUEST VALUE FUND, INC.

The Fund has adopted Distribution and Service Plans for Class A, Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
CLASS A DISTRIBUTION AND SERVICE PLAN FEES. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.25% of average annual net assets of Class A shares of the Fund. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended October 31, 1999, payments under the Class A Plan totaled $4,886,518, all of which was paid by the Distributor to recipients. That included $138,115 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended October 31, 1999, were as follows:



                                                                DISTRIBUTOR'S    DISTRIBUTOR'S
                                                                    AGGREGATE     UNREIMBURSED
                                                                 UNREIMBURSED    EXPENSES AS %
                         TOTAL PAYMENTS     AMOUNT RETAINED          EXPENSES    OF NET ASSETS
                             UNDER PLAN      BY DISTRIBUTOR        UNDER PLAN         OF CLASS
--------------------------------------------------------------------------------------------------------------------------------
 Class B Plan                $5,414,155          $4,480,718       $11,834,332             2.28%
 Class C Plan                 1,433,985             676,415         1,477,084             1.11


                     27 OPPENHEIMER QUEST VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS CONTINUED

-------------------------------------------------------------------------------
5. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended October 31, 1999.
-------------------------------------------------------------------------------
 6. ACQUISITION OF OPPENHEIMER QUEST OFFICERS VALUE FUND

On June 12, 1998, Oppenheimer Quest Value Fund, Inc. acquired all of the net assets of Oppenheimer Quest Officers Value Fund, pursuant to an agreement and plan of reorganization approved by the Oppenheimer Quest Officers Value Fund shareholders on February 18, 1998. The Fund issued (at an exchange ratio of 0.643267 shares of the Fund to one share of Oppenheimer Officers Value Fund) 314,171 shares of capital stock valued at $7,009,162 in exchange for the net assets of Oppenheimer Quest Officers Value Fund, resulting in combined net assets of $1,516,410,126 on June 12, 1998. The net assets acquired included net unrealized appreciation of $1,143,229. The exchange qualified as a tax-free reorganization for federal income tax purposes.

                                   Appendix A
------------------------------------------------------------------------------
                               RATINGS DEFINITIONS
------------------------------------------------------------------------------

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category.

                        Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.


                        Standard & Poor's Rating Services
------------------------------------------------------------------------------

                            Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

                         Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.


Fitch IBCA, Inc.
------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default.  Securities are not meeting  current  obligations and
are  extremely  speculative.   "DDD"  designates  the  highest  potential  for
recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.
F3: Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:  High  default  risk.   Default  is  a  real   possibility,   Capacity  for
meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.


Duff & Phelps Credit Rating Co. Ratings
------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:

High Grade:
D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor. D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:
D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:
D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade:
D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.

Default:
D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                   Appendix B

------------------------------------------------------------------------------
                            Industry Classifications
------------------------------------------------------------------------------

Aerospace/Defense                       Food and Drug Retailers
Air Transportation                      Gas Utilities
Asset-Backed                            Health Care/Drugs
Auto Parts and Equipment                Health Care/Supplies & Services
Automotive                              Homebuilders/Real Estate
Bank Holding Companies                  Hotel/Gaming
Banks                                   Industrial Services
Beverages                               Information Technology
Broadcasting                            Insurance
Broker-Dealers                          Leasing & Factoring
Building Materials                      Leisure
Cable Television                        Manufacturing
Chemicals                               Metals/Mining
Commercial Finance                      Nondurable Household Goods
Communication Equipment                 Office Equipment
Computer Hardware                       Oil - Domestic
Computer Software                       Oil - International
Conglomerates                           Paper
Consumer Finance                        Photography
Consumer Services                       Publishing
Containers                              Railroads & Truckers
Convenience Stores                      Restaurants
Department Stores                       Savings & Loans
Diversified Financial                   Shipping
Diversified Media                       Special Purpose Financial
Drug Wholesalers                        Specialty Printing
Durable Household Goods                 Specialty Retailing
Education                               Steel
Electric Utilities                      Telecommunications - Long Distance
Electrical Equipment                    Telephone - Utility
Electronics                             Textile, Apparel & Home Furnishings
Energy Services                         Tobacco
Entertainment/Film                      Trucks and Parts
Environmental                           Wireless Services
Food

                                   Appendix C

        OppenheimerFunds Special Sales Charge Arrangements and Waivers


In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
           Code,
(2) non-qualified deferred compensation plans, (3) employee benefit plans3 (4) Group Retirement Plans4 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs,
           Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").
Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

--------------
1. Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2. In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
3. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.


 I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."2 This waiver provision applies to:
|_| Purchases of Class A shares aggregating $1 million or more. |_| Purchases by a Retirement Plan (other than an IRA or 403(b)(7)
         custodial plan) that:
(1)   buys shares costing $500,000 or more, or
(2)   has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
(3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
(1)   The record keeping is performed by Merrill Lynch Pierce Fenner & Smith,
              Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a)
              mutual funds, other than those advised or managed by Merrill
              Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b)
              are referred to as "Applicable Investments").
(2)   The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets
              invested in money market funds) invested in Applicable
              Investments.
(3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_| Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.


          II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):
|_| The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_| Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases):
|_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|      Shares   purchased   by  the   reinvestment   of   dividends  or  other
         distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund,
         Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_|      Shares   purchased  by  the   reinvestment  of  loan  repayments  by  a
         participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2)   To return excess contributions.
(3)   To return contributions made due to a mistake of fact.
(4)   Hardship withdrawals, as defined in the plan.3
(5)   Under a Qualified Domestic Relations Order, as defined in the Internal
              Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)   To meet the minimum distribution requirements of the Internal Revenue
              Code.
(7)           To make  "substantially  equal periodic  payments" as described in
              Section 72(t) of the Internal Revenue Code.
(8)   For loans to participants or beneficiaries.
(9)   Separation from service.4
         (10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
         (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_| For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
|_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


    III. Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

            The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: |_| Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|_| Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2)   To return excess contributions made to a participant's account.
(3)   To return contributions made due to a mistake of fact.
(4)   To make hardship withdrawals, as defined in the plan.5
(5)   To make distributions required under a Qualified Domestic Relations
              Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)   To meet the minimum distribution requirements of the Internal Revenue
              Code.
(7)           To make  "substantially  equal periodic  payments" as described in
              Section 72(t) of the Internal Revenue Code.
(8) For loans to participants or beneficiaries.6 (9) On account of the participant's separation from service.7 (10) Participant-directed redemptions to purchase shares of a mutual fund
              (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
(14) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
      |_|Redemptions  of Class B shares  or  Class C shares  under an  Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: |_| Shares sold to the Manager or its affiliates.
|_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Shares issued in plans of reorganization to which the Fund is a party. |_| Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.


IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
                      Funds Who Were Shareholders of Former
                              Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:


  Oppenheimer Quest Value Fund, Inc.    Oppenheimer  Quest  Small Cap Value
                                        Fund
  Oppenheimer Quest Balanced Value Fund Oppenheimer  Quest  Global  Value
                                        Fund
  Oppenheimer  Quest  Opportunity Value
  Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

  Quest   for  Value   U.S.   Government Quest for  Value  New York  Tax-Exempt
Income Fund                              Fund
  Quest  for  Value  Investment  Quality Quest  for Value  National  Tax-Exempt
Income Fund                              Fund
  Quest for Value Global Income Fund     Quest for Value California  Tax-Exempt
                                         Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_| acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_| purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

      |X|         Reduced Class A Initial Sales Charge Rates for Certain
Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                           Initial Sales Initial Sales
 Number of Eligible   Charge as a % of    Charge as a % of    Commission as %
Employees or Members   Offering Price    Net Amount Invested of Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                  2.50%               2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least 10 but not        2.00%               2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
|_| Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
|_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
|_| withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: |_| redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
|_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.


       V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment
                                 Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
o     Oppenheimer U. S. Government Trust,
o     Oppenheimer Bond Fund,
o     Oppenheimer Disciplined Value Fund and
o     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

  Connecticut Mutual Liquid Account        Connecticut   Mutual   Total   Return
                                            Account
Connecticut Mutual Government Securities  CMIA  LifeSpan  Capital  Appreciation
Account                                     Account
  Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
  Connecticut Mutual Growth Account         CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      |_| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former
           Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      |_| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
(1)   any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3)   Directors of the Fund or any one or more of the Former Connecticut
              Mutual Funds and members of their immediate families;
(4)   employee benefit plans sponsored by Connecticut Mutual Financial
              Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
(1)   by the estate of a deceased shareholder;
(2)   upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4)   as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7)   in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.


            VI. Special Reduced Sales Charge for Former Shareholders of
                           Advance America Funds, Inc.

            Shareholdersof  Oppenheimer  Municipal Bond Fund,  Oppenheimer  U.S.
                        Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.


         VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge: |_| the Manager and its affiliates, |_| present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered  management  investment  companies  or separate  accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_| dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

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Oppenheimer Quest Value Fund, Inc.
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Internet Web Site:
      www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Sub-Advisor
      OpCap Advisors
      1345 Avenue of the Americas, 49th Floor
      New York, New York 10105-4800

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Accountants
      PricewaterhouseCoopers LLP
      950 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Mayer, Brown & Platt
      1675 Broadway
      New York, New York 10019-5820






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1 No commission will be paid on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

2 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
3 This provision does not apply to IRAs.
4 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
5 This provision does not apply to IRAs.
6 This provision does not apply to loans from 403(b)(7) custodial plans. 7 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.